UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number:     811-8255

Exact name of registrant
    as specified in charter:            The World Funds, Inc.

Address of principal
    executive offices:                  8730 Stony Point Parkway
                                        Suite 205
                                        Richmond, VA 23235

Name and address
    of agent for service:               Thomas S. Harman, Esq.
                                        Morgan, Lewis, Bockius
                                        1111 Pennsylvania Avenue, Northwest
                                        Washington, D.C. 20004


Registrant's telephone number,
         including area code:           (800) 527-9525

Date of fiscal year end:                December 31

Date of reporting period:               December 31


Item #1.  Reports to Stockholders.

INDEX

Eastern European Equity Fund;
Epoch International Small Cap Fund;
Epoch U.S. All Cap Fund; and
Epoch Global Equity Shareholder Yield Fund.

PAGE>

EASTERN EUROPEAN EQUITY FUND
INVESTMENT COMMENTARY


Gunter Faschang, Thomas Neuhold, Tatiana Halacova

Markets and Companies
During the fourth quarter of 2005, Eastern European equity markets experienced high volatility. The quarter started with a sharp correction in October which was followed by a strong rebound in November. The Eastern European Equity Fund returned -1.5% (net of fees) versus the Nomura Eastern Europe Index of -0.15% during the quarter. Due to its broad diversification and value investment style, we believe that the fund's risk profile is much lower than that of most other Eastern European funds. Throughout 2005 the fund returned 19.35% compared to a performance of only 4.9% of the S&P 500.

As previously stated, the fourth quarter started with a correction of the Eastern European markets in October, when Investors started selling heavily fearing a global economic slow down due to rising interest rates in the United States. Risk aversion had reached a historical record low and started to rise in October. Record inflows into emerging market funds, which had driven performance during the summer, started to reverse. However with the bulls returning in November, the markets ran and a sharp rebound re-established September conditions.

The Russian market was booming on the back of the expectation that the so called "ring fence" disallowing free trade in Gazprom local shares for foreigners would finally fall. After about ten years of expectations and speculations that this would happen "soon," the Russian president Putin finally signed the documents at the end of December allowing foreigners to buy Gazprom local shares. This is the end point of a multi-year rally that resulted in a serious over-valuation of Gazprom shares. The highly inefficient, majority state owned gas giant is now trading at about 30 times expected 2005 earnings. We hold no position in Gazprom after holding a major position for many years.

Not only has Gazprom become too expensive but we also believe that the both the raw materials and energy related sectors are now trading far above their fair values. We value cyclical companies on the basis of mid-cycle earnings and reasonable long term capital returns and profit margins. Raw material stocks are very risky, as they do not have the selling prices of their products under their own control. At the same time, they have large fixed costs that can not be cut when selling prices fall. Moreover, Russian energy companies are facing rising costs due to the real Rouble appreciation and rising taxes. The government has increased its influence in the energy sector through direct ownership and through high taxes. This may lead to inefficiencies, high costs and limited shareholder value orientation. For these reasons, we have decided to sell all our holdings in the raw materials sector after their tremendous share price performance of the last seven years. We believe that many investors don't realize that the boom in Russian oil stocks is already entering its eighth year, which is to say that we are in a very late stage of the cycle, not in an early one. We believe that, in the long term, the oil price and refining margins will come down to more reasonable levels, and this will result in a correction of oil stocks, which has partially already begun. Refining margins, for example, have come down significantly since their top in August 2005.

Where do we find value? Eastern Europe is a high growth region, and we believe that this should not change for at least another 5-10 years. Excellent investment conditions with low taxes and low wages are

Eastern European Equity Fund
attracting high foreign direct investment. Consumers are benefiting from rising incomes and falling interest rates due to the EU and Euro convergence. This results in an enormous boom in private consumption. Therefore, we are present in consumer and consumer related companies, which are benefiting from this consumption boom. Examples include retail banking and insurance, food and beverages, retailing, real estate and IT and telecoms. We are positioning the fund in sectors that have benefited from the structural growth of Eastern Europe. Raw material stocks went up as global prices for their products went up, which has nothing to do with Eastern Europe. We prefer to offer shareholders access to the growth of Eastern Europe without the high risk of declining raw material prices, which would result in sharp drops of raw materials stocks.

As the market was focusing on oil and other raw material stocks, defensive companies underperformed heavily. The telecom sector showed very weak performance in 2005. This ultimately led to an under-valuation of telecom companies. They are valued at 10 times earnings and pay dividend yields of 5-10%. However, spending on telecom services, especially mobile phones and internet, are still low in Eastern Europe and offer good growth potential.

The fourth quarter of 2005 also brought a lot of new names onto the stock markets of Eastern Europe. Some companies managed to successfully launch IPOs such as Kazakhgold, Kazakhmys, XXI Century, Ukraine Opportunity Trust and Vakifbank. Others increased their capital in order to finance further growth like Wiener Stadtische Versicherung, an Austrian insurance company with a strong focus on Eastern Europe. Unfortunately, many of the placements were done on the basis of expensive valuations and were not worth being acquired by us. In 2006, we expect a new wave of IPOs, which may give us good opportunities to invest.

Quarterly earnings have been healthy in raw material stocks and outstanding in the banking industry. Not surprisingly, raw materials companies are showing great earnings in times of high product prices; sadly enough we believe this will not be sustainable in the long-term. As a result, we took advantage of the high share prices and sold.

Eastern Europe is still facing limited liquidity, as the number of liquid shares is not high. Only about 25 stocks have more than $1 million (USD) daily trading volume. Additionally, the most liquid stocks are unattractive and are state owned Russian oil and gas companies. We preferred to hold a relatively high cash position of about 25% during the quarter. We do not want to build large positions in attractive but small companies. The risk would be too high and we wouldn't be able to sell if a fundamental problem required it.

New or Increased Positions

Ukraine Opportunity Trust (UOT) (Ukraine/Consumer Staples) UOT invests in consumer and consumer related sectors in the Ukraine. The Ukrainian stock market is dominated by heavy industries like steel, chemicals and coal power plants. Therefore, we were very glad that UOT's IPO gave us access to the strongly growing Ukrainian consumption. Ukraine offers among the lowest per capita consumption rates in the world. However, the country now has a reform oriented government which plans to bring the country closer to the EU and institute serious reforms. We expect high economic growth rates for the coming years and handsome returns from consumer goods companies like UOT.

Eastern European Equity Fund

XXI Century (Ukraine/Real Estate) XXI Century is the leading real estate development company in the Ukraine. The Ukrainian real estate market is extremely under-penetrated with high quality real estate. XXI Century has excellent local market know-how and develops top notch real estate projects at low construction costs. Due to high market entry barriers for foreign companies, competition is still rather limited. We believe that XXI Century promises excellent returns for shareholders; in fact, it has increased 20% since the IPO was launched.

Closed or Trimmed Positions

BZ-WBK, Bank Millennium (Poland/Banks). The Polish banking sector saw a significant rise in its shares during 2005 and reached a relatively high valuation. Despite the fact that the sector is expected to continue to produce good growth rates in the coming years, we believe that this growth is now largely priced in and sold the two Polish banks BZ-WBK and Bank Millennium. Both banks are valued at 20 times 2005 earnings, and their ROE is high compared to the historical average.

Portfolio Manager Reflections
The Eastern European Equity Fund returned 19.35% in 2005. We are value conscious investors, and it is our policy to avoid investments in illiquid and high-risk businesses. Vontobel ensures that the positions in different countries and sectors are well balanced and risk is broadly diversified. As a result, the Fund has one of the lowest risk levels within its peer group.

We remain negative about the Russian raw materials exporters. In addition to the still high political risks, there are several fundamental factors that could hurt the Russian raw materials exporting industries. For example, the ongoing rise of the Rouble in real terms results in increasing costs for companies. Additionally, there is the possibility oil prices will fall if supply increases, or if Iraq is successful in delivering more oil. Before that happens, global demand could slow down resulting in falling raw material prices. Furthermore, the high profitability level in the sector will eventually lead to higher investments and rising costs in the sector, which should diminish the very high excess returns we have now. However, we see a solid macro economic development in Russia in the medium to long-term, as the demand for raw materials from China and India will support the Russian economy. In a scenario of a strengthening Rouble and strong economic growth, we see the highest potential in consumer related sectors, which is why we have large positions in these stocks.

Most of our investments will continue to be in countries aligned to adopt the Euro between 2007-2012. The Euro convergence process is a very powerful driver for these countries' economies and stock markets. In line with declining interest rates, we see more and more money going into these stock markets. We recommend investing in Eastern European equities, as integration into the European Union and adoption of the Euro is well under way in the region. Existing EU members such as Spain, Portugal and Greece have shown that, until the adoption of the Euro occurs, equities should produce strong returns. The convergence rally of these countries lasted roughly four years before the Euro was introduced. For Eastern Europe, these years are just around the corner. The valuation of the stocks in our portfolio is around 13x expected earnings, which we regard as attractive given the very low exposure to material stocks and the excellent long-term growth prospects in consumer related sectors. Most importantly, with our Fund we give investors access to the spectacular growth of Eastern Europe, but we avoid the risk of holding raw materials companies which could decline sharply in case of a correction in raw materials prices.

Eastern European Equity Fund

Portfolio Holdings Mentioned in Commentary as of 12.31.05:

   Security Name             % of Portfolio   Security Name    % of Portfolio
   -------------             -------------- ------------------ --------------
   Kazakhgold                    0.00%      Wiener Stadt. Vers     0.00%
   Kazakhmys                     0.00%      BZ-WBK                 0.00%
   XXI Century                    1.8%      Bank Millennium        0.00%
   Ukraine Opportunity Trust      1.3%      Gazprom                0.00%
   Vakifbank                      1.0%

*Vontobel Asset Management, Inc. ("Vontobel") claims compliance with the AIMR Performance Presentation Standards (AIMR-PPS(R)), the U.S. and Canadian version of GIPS(R). AIMR has not been involved with or reviewed Vontobel's claim of compliance. To receive a complete list and description of Vontobel's composites and/or a presentation that adheres to the AIMR-PPS standards, contact us at 212-415-7000, info@vusa.com or write to Vontobel Asset Management, Inc., 450 Park Avenue, New York, N.Y. 10022.

Eastern European Equity Fund

COMPARISON OF $10,000 INVESTMENT IN
EASTERN EUROPEAN EQUITY FUND VS. NRI COMPOSITE-11*


Eastern European Equity Fund Class A Shares

                         [CHART]

                   VEEEX       NRI Composite-11
                  -------      ----------------
   2/15/1996      $ 9,425           $10,000
  12/31/1996       14,034            13,476
  12/31/1997       14,949            13,571
  12/31/1998        7,979            10,607
  12/31/1999        9,136            12,358
  12/31/2000        7,538            11,061
  12/31/2001        6,979            10,278
  12/31/2002        8,410            12,730
  12/31/2003       12,586            18,811
  12/31/2004       19,133            28,500
  12/31/2005       22,835            38,609



Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

Eastern European Equity Fund Class C Shares

                                [CHART]

                  VEEEX        NRI Composite-11
                 --------      ----------------
   1/9/2003      $10,000            $10,000
 12/31/2003       14,750             14,867
 12/31/2004       21,765             22,523
 12/31/2005       25,796             30,512



*Nomura Research Institute's ("NRI") Composite-11 Index is comprised of equities traded on listed markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and distributions and are expressed in US$.

Eastern European Equity Fund

              Annualized Returns for Year Ended December 31, 2005

                                             1 year 5 year Since Inception
                                             ------ ------ ---------------
     Class A Shares (inception date 2/15/96) 19.51% 24.33%       9.38%
     Class C Shares (inception date 1/9/03)  18.62%   N/A       37.54%
     NRI Composite-11 (inception Class A)    35.47%   N/A       11.95%
     NRI Composite-11 (inception Class C)    35.47%   N/A       45.49%

   Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND

Fund Expenses Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on certain redemptions made within 360 days of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses Example
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses many not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                             Expenses Paid During
                                         Beginning Account  Ending Account         Period*
                                               Value             Value       July 1, 2005 through
                                           July 1, 2005    December 31, 2005  December 31, 2005
CLASS A                                  ----------------- ----------------- --------------------
Actual                                        $1,000           $1,075.40            $13.29
Hypothetical (5% return before expenses)      $1,000           $1,012.30            $12.88

Eastern European Equity Fund

                                                                             Expenses Paid During
                                         Beginning Account  Ending Account         Period*
                                               Value             Value       July 1, 2005 through
                                           July 1, 2005    December 31, 2005  December 31, 2005
CLASS C                                  ----------------- ----------------- --------------------
Actual                                        $1,000           $1,136.06            $17.71
Hypothetical (5% return before expenses)      $1,000           $1,008.55            $16.66

*Expenses are equal to the Fund's annualized expense ratio of 2.54% for Class A and 3.29% for Class C, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

Portfolio Holdings, by Sector, as Percentage of Net Assets



Eastern European Equity Fund
Portfolio Holdings, by Sector, as Percentage of Net Assets as of December 31, 2005

                              [CHART]

                                                 Percentage of
   Industry Classification                        Net Assets
  ------------------------                       -----------
Cellular Telecom                                   7.00%
Commercial Banks and Finances                     19.79%
Cosmetics & Toiletries                             2.63%
Diversified Minerals                               0.15%
Electric-Distribution                              1.52%
Foreign currency                                  24.10%
Gold Mining                                        0.90%
Medical-Drugs                                      7.28%
Oil Companies - Integrated                         0.27%
Other assets, net of liabilities                   1.90%
Real Estate Management/Services                    9.05%
Real Estate Operations/Development                 3.88%
Telecom Services                                  18.11%
Telephone-Integrated                               3.37%
Water                                              0.25%




Eastern European Equity Fund

                         EASTERN EUROPEAN EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 2005

          Number
          of
          Shares  Security Description                   Market Value
          ------- --------------------                   ------------

                  Common Stocks:                  74.20%

                  Austria:                         7.10%
          220,000 Immoeast Immobilien*                   $  2,165,912
           75,000 Meinl European Land LTD*                  1,323,225
           98,500 Sparkassen Immobilen AG*                  1,014,029
                                                         ------------
                                                            4,503,166
                                                         ------------

                  Bulgaria:                        2.94%
          137,000 Equest Invest Bulgaria*                   1,862,344
                                                         ------------

                  Croatia:                         0.96%
           46,040 Pliva D D GDR                               610,030
                                                         ------------

                  Cyprus:                          1.32%
           68,800 XXI Century Invest W/I*                     839,355
                                                         ------------

                  Czech Republic:                 12.10%
          226,000 Cesky Telecom*                            4,834,840
           20,300 Komercni Banka AS Sponsored ADR           2,842,033
                                                         ------------
                                                            7,676,873
                                                         ------------

                  Estonia:                         0.25%
           10,000 AS Tallinna Vesi*                           159,509
                                                         ------------

                  France:                          1.96%
           17,000 Orco Property Group                       1,244,583
                                                         ------------

                  Great Britain:                   2.21%
           30,000 Celtic Resources Holdings*                   95,881
          136,000 Highland Gold Mining Ltd.                   573,706
           60,000 Ukraine Opportunity Trust PL*               690,000
           12,000 Ukraine Opportunity WTS*                     45,000
                                                         ------------
                                                            1,404,587
                                                         ------------

                  Hungary:                        15.63%
            9,464 Demasz RT                                   754,146
           13,400 Demaasz Rt. Grd                             208,772

Eastern European Equity Fund

         Number
         of
         Shares  Security Description                     Market Value
         ------- --------------------                     ------------

          15,000 Egis RT                                  $  1,574,425
           1,340 Gedeon Richter Ltd GDR Reg S                  241,200
          11,500 Richter Gedeon Vegyeszeti                   2,060,524
          12,050 Magyar Tavkozlesi RT - A                      265,462
         419,650 Magyar Tavkozlesi RT.                       1,874,138
          60,000 OTP Bank RT.                                1,954,826
          15,000 OTP Bank GDR Reg S                            984,000
                                                          ------------
                                                             9,917,493
                                                          ------------

                 Israel:                            6.53%
         432,000 Bank Hapoalim Ltd.                          2,003,505
         559,000 Bank Leumi Le-Israel                        2,140,206
                                                          ------------
                                                             4,143,711
                                                          ------------

                 Poland:                            4.18%
         369,000 Telekomunikacja Polska SA                   2,652,556
                                                          ------------

                 Russia:                           16.17%
         171,000 AFK Sistema - Reg S Spons GDR               4,018,500
          45,100 Mobile Telesystems                          1,578,500
         144,500 OAO Open Investments*                       1,625,625
          64,800 Vimpel Communications Spon ADR              2,867,400
          21,000 Yukos Corp Sponsored ADR *                    168,840
                                                          ------------
                                                            10,258,865
                                                          ------------

                 Slovenia:                          0.22%
             270 KRKA                                          136,709
                                                          ------------

                 Sweden:                            2.63%
          58,000 OriFlame Cosmetics SA - SDR                 1,670,629
                                                          ------------

                 Total Investments
                 (Cost: $36,476,366)               74.20%   47,080,410
                 Other assets, net of liabilities  25.80%   16,369,781
                                                  ------- ------------
                 Net Assets                       100.00% $ 63,450,191
                                                  ======= ============

* Non-income producing
ADR - Security represented is held by the custodian bank in the form of American Depository Receipts.
GDR - Security represented is held by the custodian bank in the form of Global Depository Receipts.
SDR - Security represented is held by the custodian bank in the form of Special Drawing Rights.

See Notes to Financial Statements.

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
  Investments at value (identified cost of $36,476,366) (Note 1)                                     $  47,080,410
  Cash                                                                                                     238,773
  Foreign currency (cost of $15,759,734)                                                                15,293,953
  Receivable for securities sold                                                                           817,340
  Receivable for capital stock sold                                                                        118,078
  Dividends receivable                                                                                      50,787
  Tax reclaim receivable                                                                                     8,245
  Prepaid expenses                                                                                          34,161
                                                                                                     -------------
     TOTAL ASSETS                                                                                       63,641,747
                                                                                                     -------------

LIABILITIES
  Payable for securities purchased                                                                          98,962
  Payable for capital stock redeemed                                                                        56,845
  Accrued investment management fees                                                                         6,558
  Accrued administration                                                                                     2,695
  Accrued 12b-1 fees                                                                                         1,341
  Accrued custody                                                                                           12,155
  Accrued accounting                                                                                        13,000
                                                                                                     -------------
     TOTAL LIABILITIES                                                                                     191,556
                                                                                                     -------------

NET ASSETS                                                                                           $  63,450,191
                                                                                                     =============

NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 2,780,809 $.01 par value shares of beneficial interest outstanding;
   50,000,000 shares authorized                                                                      $  72,587,315
  Accumulated net realized loss on investments and foreign currency transactions                      (19,131,691)
  Undistributed net investment loss                                                                      (142,024)
  Net unrealized appreciation on investments and foreign currency transactions                          10,136,591
                                                                                                     -------------
  Net Assets                                                                                           $63,450,191
                                                                                                     =============
NET ASSET VALUE PER SHARE
  A Class
  ($62,938,703 / 2,757,777 shares outstanding)                                                       $       22.82
                                                                                                     =============
  Maximum Offering Price Per Share ($22.82 x 100/94.25)                                              $       24.21
                                                                                                     =============
  C Class
  ($511,488 / 23,032 shares outstanding)                                                             $       22.21
                                                                                                     =============

See Notes to Financial Statements.

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2005

INVESTMENT INCOME:
 Dividend (Net of foreign tax withheld of $149,990 )                             $   725,223
                                                                                 -----------

EXPENSES:
 Investment management fees (Note 2)                                     756,836
 12b-1 fees Class A (Note 2)                                             150,562
 12b-1 fees Class C (Note 2)                                               3,210
 Recordkeeping and administrative services (Note 2)                      120,828
 Custodian fees                                                           60,878
 Accounting fees                                                          76,977
 Transfer agent fees (Note 2)                                            116,463
 Shareholder servicing and reports                                        61,386
 Professional fees                                                        53,415
 Chief Compliance Officer                                                  6,687
 Filing and registration fees                                             37,643
 Insurance expense                                                        28,522
 Other                                                                    65,491
                                                                         -------
   Total expenses                                                                  1,538,898
                                                                                 -----------
 Net Investment Loss                                                                (813,675)
                                                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS:
 Net realized gain on investments                                                 15,123,554
 Net realized loss on foreign currency conversions                                  (289,766)
 Net change in unrealized appreciation on investments                             (2,982,826)
 Net change in unrealized appreciation on foreign currencies and foreign
   currency transactions                                                            (587,057)
                                                                                 -----------
 Net realized and unrealized gain (loss)                                          11,263,905
                                                                                 -----------
 Increase in Net Assets From Operations                                          $10,450,230
                                                                                 ===========

See Notes to Financial Statements.

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                  Year ended        Year ended
                                                               December 31, 2005 December 31, 2004
                                                               ----------------- -----------------
Increase (Decrease) in net assets:
OPERATIONS
 Net investment loss                                             $   (813,675)     $   (576,926)
 Net realized gain on investments and foreign currency
  transactions                                                     14,833,788        12,341,505
 Change in unrealized appreciation/depreciation on investments
  and foreign currencies                                           (3,569,883)        4,299,686
                                                                 ------------      ------------
 Increase in net assets from operations                            10,450,230        16,064,265
                                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS (Note 5)
 Shares sold
   Class A                                                         20,329,667        21,325,379
   Class C                                                            463,171            80,828
 Shares redeemed
   Class A                                                        (21,115,028)      (22,700,770)
   Class C                                                            (90,699)           (8,960)
                                                                 ------------      ------------
 Decrease in net assets from capital share transactions              (412,889)       (1,303,523)
                                                                 ------------      ------------

NET ASSETS
 Increase during year                                              10,037,341        14,760,742
 Beginning of year                                                 53,412,850        38,652,108
                                                                 ------------      ------------
 End of year (includes undistributed net investment loss of
   $(142,024) and -- respectively)                               $ 63,450,191      $ 53,412,850
                                                                 ============      ============

See Notes to Financial Statements.

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     Class A shares                           Class C Shares
                                    --------------------------------------------      ----------------------------
                                                                                         Years ended
                                                Years ended December 31,                December 31,    Period ended
                                    --------------------------------------------      ----------------  December 31,
                                      2005     2004     2003^    2002^      2001^       2005     2004      2003*^
                                    -------  -------  --------  -------  -------      -------  -------  ------------
Net asset value beginning of period $ 19.12  $ 12.84  $   8.58  $  7.12  $  7.69      $ 18.74  $ 12.70    $   8.61
                                    -------  -------  --------  -------  -------      -------  -------    --------
Investment activities
  Net investment loss                 (0.29)   (0.21)    (0.08)   (0.13)   (0.07)       (0.37)   (0.24)      (0.27)
  Net realized and unrealized gain
   (loss) on investments               3.99     6.49      4.34     1.59    (0.50)        3.84     6.28        4.36
                                    -------  -------  --------  -------  -------      -------  -------    --------
Total from investment activities       3.70     6.28      4.26     1.46    (0.57)        3.47     6.04        4.09
                                    -------  -------  --------  -------  -------      -------  -------    --------
Net asset value end of period       $ 22.82  $ 19.12  $  12.84  $  8.58  $  7.12      $ 22.21  $ 18.74    $  12.70
                                    =======  =======  ========  =======  =======      =======  =======    ========

Total Return                         19.35%   48.91%    49.65%   20.51%   (7.41%)      18.49%   47.54%      47.50%

Ratios/Supplemental Data
Ratio to average net assets:
  Expenses                            2.54%    3.04%     2.94%    3.23%    3.46%/(A)/   3.29%    3.79%       3.94%**
  Expenses - net                      2.54%    3.04%     2.94%    3.23%    3.38%/(B)/   3.29%    3.79%       3.94%**
  Net investment loss                (1.34%)  (1.55%)   (0.09%)  (1.62%)  (0.95%)      (2.09%)  (2.30%)     (1.90%)**
Portfolio turnover rate              67.09%   91.97%   117.27%   85.90%   71.18%       67.09%   91.97%     117.27%
Net assets, end of year (000's)     $62,939  $53,324  $ 38,648  $18,902  $15,070      $   511  $    89    $      4

 * Commencement of operations for Class C shares was January 9, 2003.
** Annualized
 ^ Effective November 8, 2004, the Fund's name changed from Vontobel Eastern
   European Equity Fund to the Eastern European Equity Fund. The Fund maintained its financial statements, information and performance history.

/(A)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(B)/ Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

See Notes to Financial Statements.

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Eastern European Equity Fund (the "Fund"), previously the Vontobel Eastern European Equity Fund, is a series of The World Funds, Inc. ("TWF"), and is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. TWF has allocated to the Fund 50,000,000 of its 850,000,000 shares of $.01 par value common stock. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of TWF. The Fund maintains its financial statements, information and performance history.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Valuation
Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends
Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Currency Translation
The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the

Eastern European Equity Fund
exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required. As of December 31, 2005, the Fund had capital loss carryforwards of $19,131,691 available to offset future capital gains, of which $7,311,834 expires in 2007, $4,400,101 expires in 2008, $3,798,604 expires in 2009 and
$3,621,152 expires in 2010.

Accounting Estimates
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2005, permanent differences in book and tax accounting have been reclassified by decreasing paid in capital by $961,417, decreasing undistributed net investment loss by $671,651 and increasing accumulated net realized loss on investments by $289,766.

Class Net Asset Values and Expenses
All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets." The Fund also offers Class C shares, which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

Eastern European Equity Fund

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC ("CCM") provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. ("VAM"). Pursuant to the Sub-Advisory Agreement, VAM provides CCM with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60% of the investment advisory fees received by CCM. VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund. For the year ended December 31, 2005, CCM earned and received $756,836 in advisory fees from the Fund, of which $327,464 was paid to VAM.

Effective with the completion of the Fund's reorganization on November 8, 2004, CCM has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 2.75% and that the ratio of total annual operating expenses for the Fund's Class C Shares is limited to 3.50%. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended December 31, 2005, FDCC received $63,682 in underwriting fees and commissions and $163,159 in CDSC fees relating to the distribution and redemption of certain Fund shares.

The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares. As of December 31, 2005, there were $150,562 in Class A 12b-1 expenses incurred.

The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. As of December 31, 2005, there were $3,210 in Class C 12b-1 and distribution expenses incurred.

Eastern European Equity Fund

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets. CSS received $120,828 for its services for the year ended December 31, 2005.

Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI received $116,463 for its services for the year ended December 31, 2005.

Certain officers and/or directors of the Fund are also officers and/or directors of VAM, FDCC, CSS, and FSI.

3. INVESTMENTS

Purchases and sales of securities other than short-term notes aggregated $32,200,547 and $42,053,880, respectively, for the year ended December 31, 2005.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions to shareholders for the year ended December 31, 2005 or for the year ended December 31, 2004.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                       Year ended December 31, 2005
                                                       ----------------------------
Post-October currency losses                                   $   (142,024)
Accumulated net realized loss on investments                    (19,131,691)
Net Unrealized appreciation on investments and foreign
  currency transactions                                          10,136,591
                                                               ------------
Total                                                          $ (9,137,124)
                                                               ============

The difference between components of distributable earnings on a book and tax basis is primarily related to post-October losses. Under the current tax law, capital losses realized after October 31 prior to the fund's fiscal year may be deferred as occurring on the first day of the following year.

Cost for Federal income tax purpose is $36,476,366 and net unrealized appreciation consists of:

                   Gross unrealized appreciation $12,372,774
                   Gross unrealized depreciation  (1,768,730)
                                                 -----------
                   Net unrealized appreciation   $10,604,044
                                                 ===========

Eastern European Equity Fund

5. CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

                                 Year ended                Year ended
                              December 31, 2005         December 31, 2004
                          ------------------------  ------------------------
                            Shares        Value       Shares        Value
  Class A Shares          ----------  ------------  ----------  ------------
  Shares sold                985,204  $ 20,329,667   1,335,180  $ 21,325,379
  Shares redeemed         (1,016,089)  (21,115,028) (1,556,055)  (22,700,770)
                          ----------  ------------  ----------  ------------
  Net increase (decrease)    (30,885) $   (785,361)   (220,875) $ (1,375,391)
                          ==========  ============  ==========  ============

                                 Year ended                Year ended
                              December 31, 2005         December 31, 2004
                          ------------------------  ------------------------
                            Shares        Value       Shares        Value
  Class C Shares          ----------  ------------  ----------  ------------
  Shares sold                 22,635  $    463,171       4,929  $     80,828
  Shares redeemed             (4,340)      (90,699)       (535)       (8,960)
                          ----------  ------------  ----------  ------------
  Net increase (decrease)     18,295  $    372,472       4,394  $     71,868
                          ==========  ============  ==========  ============

Eastern European Equity Fund

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The World Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Eastern European Equity Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated there on. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Eastern European Equity Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in it's net assets for each of the two years in the period then ended and the financial highlights for the periods indicated there on. In conformity with accounting principles generally accepted in the United States of America.

                                      TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 10, 2006

Eastern European Equity Fund

The World Funds, Inc. (the "Company")

SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the directors and officers of the Fund is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge, upon request by calling, toll-free, (800) 527-9525. Fees paid to directors are reflected in the Fund's Statement of Operations.

                                                                                                    Other
                                                                                                    Directorships by
                                                                                                    Directors and
                         Position(s)     Number of                                                  Number of
                         Held with       Funds in                                                   Funds in the
                         Company and     Company   Principal Occupation(s) During the               Complex
Name, Address and Age    Tenure          Overseen  Past 5 Years                                     Overseen
---------------------    -----------     --------- ----------------------------------               ----------------
Interested Director:
* John Pasco, III        Chairman,           9     Mr. Pasco is Treasurer and a Director            The World
8730 Stony Point Parkway Director and              of Commonwealth Shareholder                      Insurance
Suite 205                Treasurer since           Services, Inc. ("CSS"), the                      Trust--1
Richmond, VA 23235       May, 1997                 Company's Administrator, since                   Fund
(60)                                               1985; President and Director of First
                                                   Dominion Capital Corp. ("FDCC"),
                                                   the Company's underwriter;
                                                   President and Director of Fund
                                                   Services, Inc., the Company's
                                                   Transfer and Disbursing Agent since
                                                   1987; President and Treasurer of
                                                   Commonwealth Capital
                                                   Management, Inc. since 1983 which
                                                   also owns an interest in the
                                                   investment adviser to the Third
                                                   Millennium Russia Fund series of the
                                                   Company; President of
                                                   Commonwealth Capital
                                                   Management, LLC, the adviser to the
                                                   Fund and the adviser to the
                                                   GenomicsFund series of the
                                                   Company, since December, 2000;
                                                   President and Director of
                                                   Commonwealth Fund Accounting,
                                                   Inc., which provides bookkeeping
                                                   services to the Company; and
                                                   Chairman, Trustee and Treasurer of
                                                   The World Insurance Trust, a
                                                   registered investment company, since
                                                   May, 2002; and Chairman, Director
                                                   and Treasurer of Vontobel Funds,
                                                   Inc., a registered investment
                                                   company, since March, 1997. Mr.
                                                   Pasco is also a certified public
                                                   accountant.

Eastern European Equity Fund

                                                                               Other
                                                                               Directorships by
                                                                               Directors and
                      Position(s) Number of                                    Number of
                      Held with   Funds in                                     Funds in the
                      Company and Company   Principal Occupation(s) During the Complex
Name, Address and Age Tenure      Overseen  Past 5 Years                       Overseen
--------------------- ----------- --------- ---------------------------------- ----------------
Non-Interested Directors:
Samuel Boyd, Jr.      Director        9     Retired. Mr. Boyd was Manager      The World
10808 Hob Nail Court  since                 of the Customer Services           Insurance
Potomac, MD 20854     May, 1997             Operations and Accounting          Trust--1
(65)                                        Division of the Potomac Electric   Fund; Satuit
                                            Power Company from                 Capital
                                            August,1978 until April, 2005;     Management
                                            a Trustee of The World             Trust--1
                                            Insurance Trust, a registered      Fund
                                            investment company, since
                                            May, 2002; a Trustee of Satuit
                                            Capital Management Trust, a
                                            registered investment company,
                                            since October, 2002; a Trustee
                                            of Janus Advisors Series Trust,
                                            a registered investment
                                            company, from September,
                                            2003 to May 2005; and
                                            Director of Vontobel Funds,
                                            Inc., registered investment
                                            company, since March, 1997.
                                            Mr. Boyd is also a certified
                                            public accountant.

William E. Poist      Director        9     Mr. Poist is a financial and tax   The World
5272 River Road       since                 consultant through his firm        Insurance
Bethesda, MD 20816    May, 1997             Management Funds Consulting        Trust--1
(66)                                        for Professionals since 1968; a    Fund; Satuit
                                            Trustee of Satuit Capital          Capital
                                            Management Trust, a registered     Management
                                            investment company, since          Trust--1
                                            November, 2003; a Trustee of       Fund
                                            The World Insurance Trust, a
                                            registered investment company,
                                            since May, 2002; and Director
                                            of Vontobel Funds, Inc., a
                                            registered investment company,
                                            since March, 1997. Mr. Poist is
                                            also a certified public
                                            accountant.

Eastern European Equity Fund

                                                                                     Other
                                                                                     Directorships by
                                                                                     Directors and
                        Position(s)     Number of                                    Number of
                        Held with       Funds in                                     Funds in the
                        Company and     Company   Principal Occupation(s) During the Complex
Name, Address and Age   Tenure          Overseen  Past 5 Years                       Overseen
---------------------   -----------     --------- ---------------------------------- ----------------
Non-Interested Directors (continued):
Paul M. Dickinson       Director since      9     Mr. Dickinson is President of      The World
8704 Berwickshire Drive May, 1997                 Alfred J. Dickinson, Inc.          Insurance
Richmond, VA 23229                                Realtors since April, 1971; a      Trust--1
(58)                                              Trustee of Satuit Capital          Fund; Satuit
                                                  Management Trust, a                Capital
                                                  registered investment              Management
                                                  company, since November,           Trust--1
                                                  2003; Trustee of The World         Fund
                                                  Insurance Trust, a registered
                                                  investment company, since
                                                  May, 2002; and Director of
                                                  Vontobel Funds, Inc., a
                                                  registered investment
                                                  company, since March, 1997.
Officers:
F. Byron Parker, Jr.    Secretary since    N/A    Mr. Parker is Secretary of CSS           N/A
1500 Forest Avenue      May, 1997                 and FDCC since 1986;
Suite 222                                         Secretary of The World
Richmond, VA 23229                                Insurance Trust, a registered
(62)                                              investment company, since
                                                  May, 2002; and Secretary of
                                                  Vontobel Funds, Inc., a
                                                  registered investment
                                                  company, since March, 1997;
                                                  and partner in the law firm
                                                  Parker and McMakin.

Leland H. Faust         President of       N/A    Mr. Faust is President of CSI            N/A
One Montgomery Street   the CSI Equity            Capital Management, Inc., a
Suite 2525              Fund series               registered investment adviser,
San Francisco, CA 94104 since October,            since 1978. Mr. Faust is also
(59)                    1997                      a partner in the law firm
                                                  Taylor & Faust since
                                                  September, 1975.

Eastern European Equity Fund

                                                                                    Other
                                                                                    Directorships by
                                                                                    Directors and
                      Position(s)    Number of                                      Number of
                      Held with      Funds in                                       Funds in the
                      Company and    Company   Principal Occupation(s) During the   Complex
Name, Address and Age Tenure         Overseen  Past 5 Years                         Overseen
--------------------- -----------    --------- ----------------------------------   ----------------
Officers (continued):
Stephen Goddard       Vice President    N/A    Mr. Goddard has been the President         N/A
One James Center      of the                   and principal shareholder of The
Suite 1501            Company and              London Company, a registered
Richmond, VA 23219    President of             investment adviser, since its
(44)                  the New                  inception and has been the portfolio
                      Market Fund              manager of the New Market Fund
                      series since             series since its inception on
                      March, 2003              October 1, 1998. Mr. Goddard is
                                               also a director and shareholder of
                                               Virginia Management Investment
                                               Corporation, a registered
                                               investment adviser.

John T. Connor, Jr.   Vice President    N/A    Mr. Connor is President of Third           N/A
1185 Avenue of the    of the                   Millennium Investment Advisors,
Americas,             Company and              LLC, a registered investment
32nd Floor            President of             adviser, since April, 1998; and
New York, NY 10036    the Third                Chairman of ROSGAL Insurance
(64)                  Millennium               since 1993.
                      Russia Fund
                      series since
                      October, 1998

Robert J. Sullivan    Vice President    N/A    Chairman, President and Treasurer          N/A
2608 Goldbug Avenue   of the                   of Satuit Capital Management
Sullivan's Island,    Company and              Trust, an open-end investment
SC 29482              President of             management company, since
(44)                  the                      December, 2000; Managing
                      GenomicsFund             Director and Investment Officer of
                      series since             Satuit Capital Management, LLC, a
                      January, 2003            registered investment adviser, from
                                               June, 2000 to Present; Portfolio
                                               Manager and Senior Equity Analyst
                                               at Cadence Capital Management
                                               from 1997 to 2000, an institutional
                                               asset management firm.

Eastern European Equity Fund

                                                                                       Other
                                                                                       Directorships by
                                                                                       Directors and
                      Position(s)       Number of                                      Number of
                      Held with         Funds in                                       Funds in the
                      Company and       Company   Principal Occupation(s) During the   Complex
Name, Address and Age Tenure            Overseen  Past 5 Years                         Overseen
--------------------- -----------       --------- ----------------------------------   ----------------
Officers (continued):
  Russell Platt       Vice President of    N/A    Mr. Platt is Chief Executive Officer       N/A
  518 17th Street     the Company                 of Forum Partners, an investment
  Suite 1700          and President of            management firm. Previously he
  Denver, CO 80202    the Dividend                was a Managing Director of
  (45)                Capital Realty              Security Capital Research and
                      Income Fund                 Management, Inc.'s investment
                      series since                management subsidiary Prior to
                      December, 2003              joining Security Capital, Mr. Platt
                                                  served as President-International of
                                                  JER Partners, a real estate
                                                  investment company, and prior to
                                                  that, served from 1982 to 1999 at
                                                  Morgan Stanley.

  Gunter Faschang     Vice President of    N/A    Mr. Faschang began his career in           N/A
  450 Park Avenue     the Company                 September 1995 as a registered
  New York, NY        and President of            trader on the floor of the Frankfurt
  10022               the Eastern                 Stock Exchange with Sputz AG
  (33)                European Equity             and Exco-Bierbaum. In March
                      Fund series since           1997 he joined Investmentbank
                      November,                   Austria, Vienna, as a Central
                      2004                        European equity strategist. In
                                                  January 1998 Mr. Faschang moved
                                                  to Erste Bank, Vienna, as a Central
                                                  European equity strategist and
                                                  sector analyst for Russian oil
                                                  stocks, with responsibility for
                                                  organizing the Erste group's
                                                  Central European research effort.
                                                  In March 2000 he was appointed
                                                  manager of Erste-Sparinvest's
                                                  Danubia Fund. In July 2001 Mr.
                                                  Faschang joined Vontobel Asset
                                                  Management AG as head of
                                                  Eastern European equity
                                                  management and research, and
                                                  was at the same time appointed a
                                                  Vice President of Vontobel Asset
                                                  Management, a registered
                                                  investment adviser.

Eastern European Equity Fund

                                                                                Other
                                                                                Directorships by
                                                                                Directors and
                      Position(s) Number of                                     Number of
                      Held with   Funds in                                      Funds in the
                      Company and Company   Principal Occupation(s) During the  Complex
Name, Address and Age Tenure      Overseen  Past 5 Years                        Overseen
--------------------- ----------- --------- ----------------------------------  ----------------
Officers (continued):
 Peter L. Smith       Chief          N/A    Mr. Smith is Director of Compliance       N/A
 4834 Langdrum Lane   Compliance            for AmeriMutual Funds Distributor,
 Chevy Chase,         Officer               and Newfield Advisors, LLC, a
 MD 20815                                   registered broker dealer and a
 (72)                                       registered investment adviser,
                                            respectively, from 2003 to present;
                                            Senior Compliance Officer of
                                            Mutual Fund Services, FBR
                                            National Bank and Trust, from
                                            2002 to 2003; and Senior Vice
                                            President of Operations,
                                            Administration and Compliance for
                                            the Monument Funds, a registered
                                            investment company and Principal
                                            of Monument Distributors, Inc., a
                                            registered broker-dealer from 1998
                                            to 2001.

--------------------------------------------------------------------------------
* - Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act, because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and Genomicsfund series of the Company; (3) he is an affiliate of another investment adviser that serves as the investment adviser to the Third Millennium Russia Fund series of the Company; (4) he owns FDCC; and (5) he owns or controls several of the Company's service providers.

Eastern European Equity Fund

Eastern European Equity Fund
SUPPLEMENTAL INFORMATION Continued
(Unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended December 31, 2005 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Eastern European Equity Fund

Investment Adviser:

   Commonwealth Capital Management, LLC
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Eastern European Equity Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free or locate us on the web at theworldfunds.com.

                                 Annual Report
                                to Shareholders

                               EASTERN EUROPEAN
                                  EQUITY FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                              For the Year Ended
                               December 31, 2005

Dear Shareholder:

      Since January 26, 2005, the date on which we started to deploy capital, through December 31, 2005, the Epoch International Small Cap (EPIEX) Fund was up 21.80%, at net asset value. In comparison, the Fund's benchmark, the S&P/Citigroup EMI EPAC index was up 21.26%. The Fund outperformed its benchmark despite the challenge of being launched and having to deploy its capital in a rapidly rising market in the late January to mid February 2005 period.

      The combination of our top-down thematic approach with our bottom-up stock selection process led us to overweight the Energy sector and underweight Consumer-related sectors throughout the year. Our constructive view of the Energy sector helped performance in the first three quarters of the year, but hurt us in the fourth quarter. Our stock selection in the Information Technology and Healthcare sectors helped performance. Overweight positions in defensive sectors such as Telecom, Utilities and Healthcare, as well as our stock selection in the Industrial sector, detracted from performance.

      From a geographic perspective, the Fund benefited from an active management of our Japan exposure. For the first half of the year, we were underweight in Japan. However, in mid-year, right after Prime Minister Koizumi's call for a general election, we moved to an overweight stance. Additional positive economic data in Japan as well as a landslide electoral victory for the Prime Minister have contributed to propel the Japanese market upward in the second half of the year. Our year-long underweight position in the UK and relative overweight in Western Europe also contributed positively. An underweight position in South Korea detracted from performance.

      Several of our largest positions were also among the strongest contributors. Foxconn International Holdings, a vertically integrated handset manufacturer listed in Hong Kong, was our largest position and best performing stock. Also in Hong Kong, China Shineway, a producer of Chinese medicines that we bought in size in the second half of the year rewarded us with strong performance. Another of our largest holdings that contributed strongly was Burren Energy, a London-listed oil and gas producer. In Japan, some of our largest and best performing positions included: the Osaka Securities Exchange, Sumitomo Warehouse, an operator of warehouse and freight transportation services, and Yoshimoto Kogyo, an entertainment content producer.

      We expect 2006 to be another good year for the international small cap asset class and international equity markets in general. We believe that globalization continues to be a powerful and positive force, enhancing global economic growth, productivity and profits while constraining inflation. Nonetheless, we remain vigilant for signs of any possible negative impact that geopolitical events, ever increasing oil prices and a possible rise in investor risk aversion could have on global equity markets. We believe the Fund is well positioned and reflects our world views for 2006.

EPOCH INTERNATIONAL SMALL CAP FUND

Fund Expenses Example

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Expenses Paid During
                              Beginning        Ending             Period*
                            Account Value   Account Value   July 1, 2005 through
                            July 1, 2005  December 31, 2005  December 31, 2005
--------------------------------------------------------------------------------
Actual                         $1,000         $1,175.79            $9.49
--------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)    $1,000         $1,016.35            $8.79
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.73%, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

B. Portfolio Holdings, by Sector, as Percentage of Net Assets (unaudited)


                         Epoch International Small Cap Fund
            Portfolio Holdings, by Country, as Percentage of Net Assets
                              As of December 31, 2005

                                     [CHART]

  Country                                      Percentage of Net Assets
  -------                                      ------------------------
  BELGIUM                                              4.39%
  CANADA                                               3.51%
  CHINA                                                3.09%
  FRANCE                                               7.57%
  GERMANY                                              5.71%
  GREAT BRITAIN                                       13.30%
  JAPAN                                               29.17%
  OTHER                                               22.19%
  SPAIN                                                4.35%
  SWITZERLAND                                          6.73%

                      EPOCH INTERNATIONAL SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2005

           Number                                            Market
           of Shares Security Description                    Value
           --------- --------------------                  ----------

                     COMMON STOCKS:                 98.94%

                     AUSTRIA:                        1.34%
              3,100  Andritz AG                            $  340,595
             12,760  OMV AG                                   747,396
             20,600  Telekom Austria AG                       463,144
                                                           ----------
                                                            1,551,135
                                                           ----------

                     AUSTRALIA:                      2.89%
             52,100  Australian Gas Light Company             657,011
             45,105  Bank of Queensland Limited               488,063
            120,700  Baycorp Advantage Limited                296,628
            107,237  Centennial Coal Company                  300,516
            114,218  Coates Hire Limited                      433,196
            259,326  DCA Group Limited                        757,161
            157,625  Macquarie Infrastructure Group           411,656
                                                           ----------
                                                            3,344,231
                                                           ----------

                     BELGIUM:                        4.39%
             28,148  Ackermans & Van HAAREN nv*             1,532,146
             13,350  Almancora Comm. Va.                    1,461,228
             60,850  Cumerio NPV                            1,105,978
             13,200  Telenet Group Holding*                   246,789
              6,250  Umicore                                  736,604
                                                           ----------
                                                            5,082,745
                                                           ----------

                     BERMUDA:                        0.40%
             57,401  Aquarius Platinum Ltd                    460,612
                                                           ----------

                     CANADA:                         3.51%
             71,265  Agnico Eagle Mines Ltd.                1,408,197
            142,000  Bema Gold Corporation*                   410,447
             26,324  Inmet Mining Corporation                 666,059
             52,070  Kinross Gold Corporation*                479,012
             33,669  Penn West Energy Trust                 1,097,080
                                                           ----------
                                                            4,060,795
                                                           ----------

              Number                                     Market
              of Shares Security Description             Value
              --------- --------------------           ----------

                        CHINA:                   3.09%
              3,178,700 China Shineway Pharma          $1,598,717
              1,231,000 Foxcon International*           1,976,445
                                                       ----------
                                                        3,575,162
                                                       ----------

                        DENMARK:                 0.58%
                 11,200 TDC A/S                           670,526
                                                       ----------

                        FINLAND:                 0.84%
                 22,600 YIT - Yhtyma Oyj                  966,209
                                                       ----------

                        FRANCE:                  7.57%
                 21,800 Alten*                            652,637
                 35,348 April Group*                    1,459,772
                  6,450 Eiffage SA                        696,828
                200,050 Gameloft.com*                   1,292,487
                 26,700 General De Sante                  919,389
                 11,969 Groupe Bourbon SA               1,047,348
                 12,850 Neopost SA                      1,287,898
                 15,100 Orepa*                            828,889
                 21,780 Pages Juanes SA                   566,732
                                                       ----------
                                                        8,751,980
                                                       ----------

                        GERMANY:                 5.71%
                 12,286 AMB Generali Holding AG         1,224,102
                  7,200 Bilfinger Berger AG               343,346
                  8,492 Fresenius AG Preferred          1,152,070
                 11,517 Merck KGaA                        953,283
                 31,840 Mobilcom AG                       700,779
                 23,800 Rhoen-Klinikum AG*                905,426
                 16,625 Stada Arzneimittel AG             543,941
                 17,500 Techem AG*                        784,824
                                                       ----------
                                                        6,607,771
                                                       ----------

                        GREAT BRITAIN:          13.30%
                 89,980 Balfour Beatty PLC                550,421
                202,042 Bodycote Intl Plc                 770,715
                 78,077 Burren Energy plc               1,223,537
                274,180 Cobham plc                        798,554
                 71,742 Davis Service GP                  597,264

           Number                                           Market
           of Shares Security Description                   Value
           --------- --------------------                 -----------

                     GREAT BRITAIN (continued):
            193,000  Eircom Group OLC                     $   452,186
            107,243  Expro International Group              1,050,372
             53,043  Homeserve Plc                          1,103,751
             30,112  Lonmin Ord*                              834,590
             51,818  McCarthy & Stone plc                     577,862
             24,100  NDS Group plc*                           991,715
             26,173  Northgate Plc                            437,813
            165,068  Northumbrian Water Group Plc*            690,655
             32,327  Premier Foods PLC                        166,087
             45,427  Punch Taverns Plc                        662,706
            187,237  Serco Group PLC                        1,011,034
             15,200  Stolt Offshore SA*                       177,232
            208,358  Tullow Oil PLC                           966,658
             52,440  Ultra Electronics Holding Plc            893,868
             30,000  Ventrue Production Ord*                  266,379
            169,636  Whatman plc                              856,967
             13,729  Wolverhampton & Dudl Breweries           299,600
                                                          -----------
                                                           15,379,966
                                                          -----------

                     GREECE:                        1.72%
             42,600  Germanos SA                              716,810
             72,750  Intralot SA Integrated Lottery         1,274,059
                                                          -----------
                                                            1,990,869
                                                          -----------

                     INDIA:                         0.64%
             90,500  Bombay Dyeing Note                       739,385
                                                          -----------

                     IRELAND:                       2.35%
             97,716  Anglo Irish Bank Corp.                 1,482,343
            109,844  C & C Group PLC                          696,684
            231,664  Eircom Group PLC*                        542,773
                                                          -----------
                                                            2,721,800
                                                          -----------

                     ITALY:                         1.96%
             12,000  Amplifon SPA                             809,377
             53,100  Banca Fideuram SPA                       288,405
             35,700  Fondiaria - Sai SPA                    1,175,223
                                                          -----------
                                                            2,273,005
                                                          -----------

         Number                                               Market
         of Shares Security Description                       Value
         --------- --------------------                     -----------

                   JAPAN:                            29.17%
           12,800  Aeon Credit Service Company              $ 1,211,192
          127,600  Air Water Inc.                             1,357,792
           43,900  AOC Holdings, Inc.                           792,835
           31,400  Asahi Pretec Corp                            761,438
           30,600  Asatsu DK Inc.                               972,952
           19,700  Bookoff Corporation                          488,575
           40,400  Daiseki Co. Ltd.                             712,498
          146,400  Dowa Mining Co.                            1,586,393
           21,300  Electric Power Development Co.               731,431
          264,000  Hokuhoku Financial Group, Inc.             1,233,373
              304  Index Corporation                            551,603
           48,900  Japan Real Estate Investment Corp            563,051
          182,300  Kubota Corporation                         1,531,790
           71,900  Mori Seiki Co., Ltd.                       1,079,049
            3,150  Moshi Moshi Hotline, Inc.                    373,919
            8,200  Nakanishi Inc.                               917,755
           33,000  Neomax Co.                                 1,085,637
              299  NIWS Co., Ltd.                               408,165
              289  Osaka Securities Exchange                  1,813,295
          477,000  Penta Ocean Construction*                  1,091,996
           14,500  Ryohin Keikaku Co. Ltd.                    1,265,092
           15,200  Sanei-International Co. Ltd                  746,210
           15,300  Sankyo Co. Ltd Gunma                         886,035
          192,500  Shimzu Corporation                         1,415,105
           89,000  Sumitomo Realty & Development Co           1,935,603
          163,000  Sumitomo Warehouse Co.                     1,402,790
           10,500  Sumco Corp*                                  551,085
           27,500  Sysmex Corporation                         1,049,262
          100,000  Teikoku Oil Co., LTD                       1,309,140
           23,600  Terumo Corp.                                 698,355
               20  Tokyo Star Bank Ltd.*                         66,305
          457,300  Topix Banks Excahgne Trade FDS             1,837,885
            7,740  Usen Corp.                                   215,911
           59,000  Yoshimoto Kogyo Co., Ltd.                  1,095,557
                                                            -----------
                                                             33,739,074
                                                            -----------

                   NETHERLANDS:                       2.53%
           16,298  Aalberts Industries N.V.                     864,951
          131,999  Binck NV                                   1,429,179
            9,481  Boskalis Westminster NV                      631,061
                                                            -----------
                                                              2,925,191
                                                            -----------

           Number                                            Market
           of Shares Security Description                    Value
           --------- --------------------                  ----------

                     NORWAY:                         1.19%
             58,400  Aker American Shipping*               $  709,525
             45,700  Yara International ASA                   665,258
                                                           ----------
                                                            1,374,783
                                                           ----------

                     POLAND:                         1.38%
             30,125  Globe Trade Centre SA*                 1,601,015
                                                           ----------

                     PORTUGAL:                       0.86%
             21,300  Jeronimo Martins, SGPS, S.A.             320,094
            388,700  Sonae SGPS SA RTS*                       133,898
            388,700  Sonae SGPS Sa                            542,739
                                                           ----------
                                                              996,731
                                                           ----------

                     SPAIN:                          4.35%
             70,000  Abengoa SA                             1,027,933
             15,657  ACS Actividades de Construction          504,118
             26,600  Enagas                                   497,317
             50,200  Fadesa Immobiliaria SA                 1,653,742
              5,328  Grupo Ferrovial,S.A.                     368,820
             17,000  Indra Sistemas SA                        332,117
             28,500  Prosegur, Compania de Seguridad          651,549
                                                           ----------
                                                            5,035,596
                                                           ----------

                     SWEDEN:                         0.66%
             60,900  Eniro AB                                 766,009
                                                           ----------

                     SWITZERLAND:                    6.73%
              3,380  Galencia Holding AG                      603,526
                360  Jelmoli Holding AG                       512,879
              9,735  Julius Baer Holding AG                   688,647
              3,344  Kuehne & Nagel International AG          941,381
              3,620  Nobel Biocare Holding AG                 794,909
              8,900  Pargesa Holding AG                       758,742
             18,419  Phonak Holding AG                        792,125
              1,403  Schindler Holding AG                     555,401
              1,414  SGS SA                                 1,190,420
              3,179  St. Galler Kantonalbank                  942,033
                                                           ----------
                                                            7,780,063
                                                           ----------

        Number                                                Market
        of Shares Security Description                        Value
        --------- --------------------                     ------------

                  SOUTH KOREA:                       0.71%
          18,400  I Shares MSCI South Korea Index*         $    823,400
                                                           ------------

                  THAILAND:                          1.07%
         271,900  Kasikornbank Public Company Limi              464,050
         500,900  Thai Oil Public Company Limited               775,500
                                                           ------------
                                                              1,239,550
                                                           ------------

                  TOTAL INVESTMENTS
                  (Cost: $95,028,664)               98.94% $114,457,603
                  Other assets, net of liabilities   1.06%    1,223,209
                                                   ------  ------------
                  NET ASSETS                       100.00% $115,680,812
                                                   ======  ============

* Non-income producing

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $95,028,664) (Note 1)                        $114,457,603
 Cash & cash equivalents                                                                  1,001,474
 Foreign currency (cost of $856,423)                                                        849,617
 Receivable for capital stock sold                                                          545,598
 Dividends receivable                                                                       234,104
 Tax reclaim receivable                                                                      61,173
 Interest receivable                                                                          1,173
 Prepaid expenses                                                                            28,841
                                                                                       ------------
     TOTAL ASSETS                                                                       117,179,583
                                                                                       ------------

LIABILITIES
 Payable for securities purchased                                                         1,274,162
 Payable for capital stock redeemed                                                          90,639
 Unrealized loss on forward foreign currency (Note 6)                                         1,284
 Accrued investment management fees                                                         103,771
 Other accrued expenses                                                                      28,915
                                                                                       ------------
     TOTAL LIABILITIES                                                                    1,498,771
                                                                                       ------------

NET ASSETS                                                                             $115,680,812
                                                                                       ============

NET ASSETS CONSIST OF:
 Paid-in-capital applicable to 6,335,718 $0.01 par value shares of beneficial interest
   outstanding; 50,000,000 shares authorized                                           $ 97,595,406
 Undistributed net investment income                                                         71,621
 Accumulated net realized loss on investments and foreign currency transactions          (1,401,230)
 Net unrealized appreciation on investments and foreign currency transactions            19,415,015
                                                                                       ------------
 Net Assets                                                                            $115,680,812
                                                                                       ============
 NET ASSET VALUE PER SHARE
   ($115,680,812 / 6,335,718 shares outstanding)                                       $      18.26
                                                                                       ============

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF OPERATIONS

Period ended December 31, 2005*
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income
 Dividend (net of foreign tax withheld of $164,099)                           $1,418,104
 Interest income (net of foreign tax withheld of $9,710)                          21,009
                                                                              ----------
   Total investment income                                                               $ 1,439,113
                                                                                         -----------

EXPENSES
 Investment management fees (Note 2)                                             849,446
 Recordkeeping and administrative services (Note 2)                              112,185
 Custodian fees                                                                   93,113
 Accounting fees                                                                  98,757
 Transfer agent fees (Note 2)                                                     33,334
 Shareholder servicing and reports (Note 2)                                       11,911
 Professional fees                                                                53,300
 Chief Compliance Officer fees                                                     8,515
 Filing and registration fees (Note 2)                                            21,369
 Insurance expense                                                                20,237
 Other                                                                            33,503
                                                                              ----------
   Total expenses                                                                          1,335,670
                                                                                         -----------
 Net investment income                                                                       103,443
                                                                                         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES & RELATED TRANSACTIONS
 Net realized gain (loss) on investments                                                  (1,401,230)
 Net realized gain (loss) on foreign currency conversions                                    (31,822)
 Change in net unrealized appreciation (depreciation) on investments                      19,428,939
 Change in net unrealized appreciation (depreciation) on foreign currency and
   foreign currency transactions                                                             (13,924)
                                                                                         -----------
 Net realized and unrealized gain (loss) on investments                                   17,981,963
                                                                                         -----------
 Increase (decrease) in net assets from operations                                       $18,085,406
                                                                                         ===========

See Notes to Financial Statements

* Commencement of operations was January 25, 2005.

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  Period ended
                                                                               December 31, 2005*
                                                                               ------------------
Increase (Decrease) in net assets
OPERATIONS
 Net investment income (loss)                                                     $    103,443
 Net realized gain (loss) on investments and foreign currency transactions          (1,433,052)
 Change in net unrealized appreciation/depreciation on investments and foreign
   currencies                                                                       19,415,015
                                                                                  ------------
 Increase (decrease) in net assets from operations                                  18,085,406

CAPITAL SHARE TRANSACTIONS (Note 5)
 Shares sold                                                                       107,324,196
 Shares redeemed                                                                    (9,728,790)
                                                                                  ------------
 Increase (decrease) in net assets from capital share transactions                  97,595,406

NET ASSETS
 Increase during period                                                            115,680,812
 Beginning of period                                                                        --
                                                                                  ------------
 End of period (including undistributed net investment income of $71,621)         $115,680,812
                                                                                  ============

* Commencement of operations was January 25, 2005.

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                Period ended
                                                                             December 31, 2005*
                                                                             ------------------
Net asset value, beginning of period                                              $  15.00
                                                                                  --------
Investment activities
 Net investment income (loss)                                                         0.02
 Net realized and unrealized gain (loss) on investments and foreign currency
   transactions                                                                       3.24
                                                                                  --------
Total from investment activities                                                      3.26
                                                                                  --------
Net asset value, end of period                                                    $  18.26
                                                                                  ========
Total Return                                                                         21.73%

Ratios/Supplemental Data
Ratio to average net assets-
 Expenses                                                                             1.73%**
 Net investment income                                                                0.13%**
Portfolio turnover rate                                                              48.91%
 Net assets, end of period (000's)                                                $115,681

*  Commencement of operations was January 25, 2005.
** Annualized

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2005
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch International Small Cap Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), and is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on January 25, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 of its 850,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to achieve long-term capital appreciation by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Normally, the Fund will invest at least 80% of its assets in the equity securities of "small capitalization" companies located outside of the United States. Typically, a company is considered to be a "small capitalization" company if it has, at the time of purchase by the Fund, a market capitalization that is in the bottom 25% of publicly traded companies in each country where the Fund invests.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Valuation

      The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends

      Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Currency Translation

      The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required. As of December 31, 2005, the Fund had capital loss carryforwards of $1,401,230 available to offset future capital gains, which expire in 2013.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2005, permanent differences in book and tax accounting have been reclassified by decreasing undistributed net investment income by $31,822 and decreasing accumulated net realized loss on investments by $31,822.

2. INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.10% of the average daily net assets of the Fund. For the period ended December 31, 2005, EIP earned and received $849,446 in advisory fees.

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until January 14, 2008 so that the ratio of total annual operating expenses is limited to 1.75% of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the period ended December 31, 2005, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the period ended December 31, 2005 there were no redemption fees received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.15% of average daily net assets. CSS earned and received $112,185 for its services for the period ended December 31, 2005.

      Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI earned and received $33,334 for its services for the period ended December 31, 2005.

      Certain officers and/or directors of the Fund are also officers and/or directors of FDCC, CSS, and FSI.

3. INVESTMENTS/CUSTODY

      Purchases and sales of securities other than short-term notes aggregated $134,382,168 and $39,455,156, respectively, for the period ended December 31, 2005.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions to shareholders for the period ended December 31, 2005.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                        Period ended
                                                     December 31, 2005*
                                                     ------------------
        Undistributed net investment income             $    71,621
        Accumulated net realized loss on investments     (1,401,230)
        Net unrealized appreciation                      19,415,015
                                                        -----------
        Total                                           $18,085,406
                                                        ===========

* Commencement of operations was January 25, 2005.

      Cost for Federal income tax purpose is $95,028,664 and net unrealized appreciation consists of :

                   Gross unrealized appreciation $24,570,207
                   Gross unrealized depreciation  (5,141,268)
                                                 -----------
                   Net unrealized appreciation   $19,428,939
                                                 ===========

5. CAPITAL STOCK TRANSACTIONS

      Capital stock transactions were:

                                          Period ended
                                       December 31, 2005*
                                    -----------------------
                                      Shares       Value
                                    ---------  ------------
                    Shares sold     6,926,533  $107,324,196
                    Shares redeemed  (590,815)   (9,728,790)
                                    ---------  ------------
                    Net increase    6,335,718  $ 97,595,406
                                    =========  ============

* Commencement of operations was January 25, 2005.

6. FORWARD FOREIGN CURRENCY CONTRACTS

      In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Open forward foreign currency contracts at December 31, 2005 were as follows:

                           U.S. $   Currency   Settle  Unrealized
             Currency      Amount    Amount     Date   Gain/(Loss)
             --------      ------- ---------- -------- -----------
             Swiss Franc   528,269    695,413 1/3/2006   $   120
             Euro dollar   233,616    196,151 1/3/2006    (1,510)
             British pound 231,078    134,598 1/3/2006       202
             Japanese yen  282,483 33,304,777 1/5/2006       (96)
                                                         -------
                                                         $(1,284)
                                                         =======

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The World Funds, Inc.
Richmond, Virginia

      We have audited the accompanying statement of assets and liabilities of the Epoch International Small Cap Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of December 31, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period January 25 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch International Small Cap Fund as of December 31, 2005, the results of its operations, the changes in it's net assets, and the financial highlights for the period January 25, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

                                      TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 10, 2006

The World Funds, Inc. (the "Company")

Supplemental Information (unaudited)

      Information pertaining to the directors and officers of the Fund is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge, upon request by calling, toll-free, (800) 527-9525. Fees paid to directors are reflected in the Fund's Statement of Operations.




                         Position(s)     Number of
                         Held with       Funds in
                         Company and     Company   Principal Occupation(s) During the
Name, Address and Age    Tenure          Overseen  Past 5 Years
---------------------    -----------     --------- ----------------------------------
Interested Director:
* John Pasco, III        Chairman,           9     Mr. Pasco is Treasurer and a Director
8730 Stony Point Parkway Director and              of Commonwealth Shareholder Services,
Suite 205                Treasurer since           Inc. ("CSS"), the Company's
Richmond, VA 23235       May, 1997                 Administrator, since 1985; President and
(60)                                               Director of First Dominion Capital
                                                   Corp. ("FDCC"), the Company's
                                                   underwriter; President and Director of
                                                   Fund Services, Inc., the Company's
                                                   Transfer and Disbursing Agent since
                                                   1987; President and Treasurer of
                                                   Commonwealth Capital Management,
                                                   Inc. since 1983 which also owns an
                                                   interest in the investment adviser to the
                                                   Third Millennium Russia Fund series of
                                                   the Company; President of
                                                   Commonwealth Capital Management,
                                                   LLC, the adviser to the Fund and the
                                                   adviser to the GenomicsFund series of
                                                   the Company, since December, 2000;
                                                   President and Director of
                                                   Commonwealth Fund Accounting, Inc.,
                                                   which provides bookkeeping services to
                                                   the Company; and Chairman, Trustee
                                                   and Treasurer of The World Insurance
                                                   Trust, a registered investment company,
                                                   since May, 2002; and Chairman,
                                                   Director and Treasurer of Vontobel
                                                   Funds, Inc., a registered investment
                                                   company, since March, 1997. Mr. Pasco
                                                   is also a certified public accountant.

                         Other
                         Directorships by
                         Directors and
                         Number of
                         Funds in the
                         Complex
Name, Address and Age    Overseen
---------------------    ----------------
Interested Director:
* John Pasco, III        The World
8730 Stony Point Parkway Insurance
Suite 205                Trust--1
Richmond, VA 23235       Fund
(60)


























                                                                                       Other
                                                                                       Directorships by
                                                                                       Directors and
                          Position(s) Number of                                        Number of
                          Held with   Funds in                                         Funds in the
                          Company and Company   Principal Occupation(s) During the     Complex
Name, Address and Age     Tenure      Overseen  Past 5 Years                           Overseen
---------------------     ----------- --------- ----------------------------------     ----------------
Non-Interested Directors:
Samuel Boyd, Jr.           Director       9     Retired. Mr. Boyd was Manager of the   The World
10808 Hob Nail Court       since                Customer Services Operations and       Insurance Trust
Potomac, MD 20854          May, 1997            Accounting Division of the Potomac     --1 Fund; Satuit
(65)                                            Electric Power Company from            Capital
                                                August, 1978 until April, 2005; a      Management
                                                Trustee of The World Insurance Trust,  Trust--1 Fund
                                                a registered investment company,
                                                since May, 2002; a Trustee of Satuit
                                                Capital Management Trust, a
                                                registered investment company, since
                                                October, 2002; a Trustee of Janus
                                                Advisors Series Trust, a registered
                                                investment company, from
                                                September, 2003 to May 2005; and
                                                Director of Vontobel Funds, Inc.,
                                                registered investment company, since
                                                March, 1997. Mr. Boyd is also a
                                                certified public accountant.

William E. Poist           Director       9     Mr. Poist is a financial and tax       The World
5272 River Road            since                consultant through his firm            Insurance
Bethesda, MD 20816         May, 1997            Management Funds Consulting for        Trust --1 Fund;
(66)                                            Professionals since 1968; a Trustee of Satuit Capital
                                                Satuit Capital Management Trust, a     Management
                                                registered investment company, since   Trust--1 Fund
                                                November, 2003; a Trustee of The
                                                World Insurance Trust, a registered
                                                investment company, since May,
                                                2002; and Director of Vontobel
                                                Funds, Inc., a registered investment
                                                company, since March, 1997. Mr.
                                                Poist is also a certified public
                                                accountant.

                                                                                        Other
                                                                                        Directorships by
                                                                                        Directors and
                      Position(s)     Number of                                         Number of
                      Held with       Funds in                                          Funds in the
                      Company and     Company   Principal Occupation(s) During the      Complex
Name, Address and Age Tenure          Overseen  Past 5 Years                            Overseen
--------------------- -----------     --------- ----------------------------------      ----------------
Non-Interested Directors (continued):
Paul M. Dickinson     Director since      9     Mr. Dickinson is President of Alfred J. The World Insurance
8704 Berwickshire     May, 1997                 Dickinson, Inc. Realtors since April,   Trust--1 Fund;
Drive Richmond,                                 1971; a Trustee of Satuit Capital       Satuit Capital
VA 23229                                        Management Trust, a registered          Management
(58)                                            investment company, since               Trust--1 Fund
                                                November, 2003; Trustee of The
                                                World Insurance Trust, a registered
                                                investment company, since May,
                                                2002; and Director of Vontobel Funds,
                                                Inc., a registered investment company,
                                                since March, 1997.
Officers:
F. Byron Parker, Jr.  Secretary since    N/A    Mr. Parker is Secretary of CSS and      N/A
1500 Forest Avenue    May, 1997                 FDCC since 1986; Secretary of The
Suite 222 Richmond,                             World Insurance Trust, a registered
VA 23229                                        investment company, since May,
(62)                                            2002; and Secretary of Vontobel
                                                Funds, Inc., a registered investment
                                                company, since March, 1997; and
                                                partner in the law firm Parker and
                                                McMakin.

Leland H. Faust       President of       N/A    Mr. Faust is President of CSI Capital   N/A
One Montgomery        the CSI Equity            Management, Inc., a registered
Street                Fund series               investment adviser, since 1978. Mr.
Suite 2525            since October,            Faust is also a partner in the law firm
San Francisco,        1997                      Taylor & Faust since September,
CA 94104                                        1975.
(59)

                                                                                        Other
                                                                                        Directorships by
                                                                                        Directors and
                       Position(s)       Number of                                      Number of
                       Held with         Funds in                                       Funds in the
                       Company and       Company   Principal Occupation(s) During the   Complex
Name, Address and Age  Tenure            Overseen  Past 5 Years                         Overseen
---------------------  -----------       --------- ----------------------------------   ----------------
Officers (continued):
Stephen Goddard        Vice President of    N/A    Mr. Goddard has been the President   N/A
One James Center       the Company                 and principal shareholder of The
Suite 1501             and President of            London Company, a registered
Richmond, VA 23219     the New Market              investment adviser, since its
(44)                   Fund series since           inception and has been the portfolio
                       March, 2003                 manager of the New Market Fund
                                                   series since its inception on
                                                   October 1, 1998. Mr. Goddard is also
                                                   a director and shareholder of
                                                   Virginia Management Investment
                                                   Corporation, a registered investment
                                                   adviser.

John T. Connor, Jr.    Vice President of    N/A    Mr. Connor is President of Third     N/A
1185 Avenue of the     the Company                 Millennium Investment Advisors,
Americas, 32/nd/ Floor and President of            LLC, a registered investment
New York, NY 10036     the Third                   adviser, since April, 1998; and
(64)                   Millennium                  Chairman of ROSGAL Insurance
                       Russia Fund                 since 1993.
                       series since
                       October, 1998

Robert J. Sullivan     Vice President of    N/A    Chairman, President and Treasurer of N/A
2608 Goldbug Avenue    the Company                 Satuit Capital Management Trust, an
Sullivan's Island,     and President               open-end investment management
SC 29482               of the                      company, since December, 2000;
(44)                   GenomicsFund                Managing Director and Investment
                       series since                Officer of Satuit Capital
                       January, 2003               Management, LLC, a registered
                                                   investment adviser, from June, 2000
                                                   to Present; Portfolio Manager and
                                                   Senior Equity Analyst at Cadence
                                                   Capital Management from 1997 to
                                                   2000, an institutional asset
                                                   management firm.

                                                                                                Other
                                                                                                Directorships by
                                                                                                Directors and
                      Position(s)       Number of                                               Number of
                      Held with         Funds in                                                Funds in the
                      Company and       Company   Principal Occupation(s) During the            Complex
Name, Address and Age Tenure            Overseen  Past 5 Years                                  Overseen
--------------------- -----------       --------- ----------------------------------            ----------------
Officers (continued):
Russell Platt         Vice President of    N/A    Mr. Platt is Chief Executive Officer of       N/A
518 17/th/ Street     the Company                 Forum Partners, an investment management
Suite 1700            and President of            firm. Previously he was a Managing
Denver,               the Dividend                Director of Security Capital Research and
CO 80202              Capital Realty              Management, Inc.'s investment
(45)                  Income Fund                 management subsidiary Prior to joining
                      series since                Security Capital, Mr. Platt served as
                      December, 2003              President-International of JER Partners, a
                                                  real estate investment company, and prior to
                                                  that, served from 1982 to 1999 at Morgan
                                                  Stanley.

Gunter Faschang       Vice President of    N/A    Mr. Faschang began his career in September    N/A
450 Park Avenue       the Company                 1995 as a registered trader on the floor of
New York,             and President of            the Frankfurt Stock Exchange with Sputz
NY 10022              the Eastern                 AG and Exco-Bierbaum. In March 1997 he
(33)                  European Equity             joined Investmentbank Austria, Vienna, as a
                      Fund series since           Central European equity strategist. In
                      November, 2004              January 1998 Mr. Faschang moved to Erste
                                                  Bank, Vienna, as a Central European equity
                                                  strategist and sector analyst for Russian oil
                                                  stocks, with responsibility for organizing
                                                  the Erste group's Central European research
                                                  effort. In March 2000 he was appointed
                                                  manager of Erste-Sparinvest's Danubia
                                                  Fund. In July 2001 Mr. Faschang joined
                                                  Vontobel Asset Management AG as head of
                                                  Eastern European equity management and
                                                  research, and was at the same time
                                                  appointed a Vice President of Vontobel
                                                  Asset Management, a registered investment
                                                  adviser.

                                                                                    Other
                                                                                    Directorships by
                                                                                    Directors and
                      Position(s) Number of                                         Number of
                      Held with   Funds in                                          Funds in the
                      Company and Company   Principal Occupation(s) During the      Complex
Name, Address and Age Tenure      Overseen  Past 5 Years                            Overseen
--------------------- ----------- --------- --------------------------------------- ----------------
Officers (continued):
Peter L. Smith        Chief          N/A    Mr. Smith is Director of Compliance for N/A
4834 Langdrum Lane    Compliance            AmeriMutual Funds Distributor, and
Chevy Chase,          Officer               Newfield Advisors, LLC, a registered
MD 20815                                    broker dealer and a registered
(72)                                        investment adviser, respectively, from
                                            2003 to present; Senior Compliance
                                            Officer of Mutual Fund Services, FBR
                                            National Bank and Trust, from 2002 to
                                            2003; and Senior Vice President of
                                            Operations, Administration and
                                            Compliance for the Monument Funds, a
                                            registered investment company and
                                            Principal of Monument Distributors,
                                            Inc., a registered broker-dealer from
                                            1998 to 2001.

--------------------------------------------------------------------------------
* Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act, because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and Genomicsfund series of the Company;
   (3) he is an affiliate of another investment adviser that serves as the investment adviser to the Third Millennium Russia Fund series of the Company; (4) he owns FDCC; and (5) he owns or controls several of the Company's service providers.

EPOCH INTERNATIONAL SMALL CAP FUND

Supplemental Information, continued (unaudited)
--------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended December 31, 2005 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free.

                         Annual Report to Shareholders

                              EPOCH INTERNATIONAL
                                SMALL CAP FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

     For the Period January 25, 2005 (Inception Date) to December 31, 2005

Dear Shareholder,

      Since its inception on July 25, 2005, the Epoch U.S. All Cap Fund's performance was (0.60%) (I-share at NAV) through the end of 2005, modestly below that of the S&P 500 and the Russell 3000 return for the same period, 2.45% and 2.65% respectively.

      The strategy employed by the Fund outperformed the Russell 3000 in the remainder of the third quarter of 2005. Our selection and construction processes led us to overweight Energy and underweight Finance. In the fourth quarter, however, the Finance sector performed very well but Energy performed poorly. Utilities, a strong group earlier in the year, also performed poorly in the fourth quarter. These factors accounted for much of the underperformance in the fourth quarter.

      We expect 2006 to be a positive year, but consistent with our past thoughts, we believe it will be one of single digit returns. Globalization continues to be a powerful, positive, and unstoppable force in our view, enhancing global economic growth, productivity, and profits while holding inflation to a level lower than it would be without the phenomenon of globalization. Overall P/E ratios are not stretched and valuation concerns are not significant for the market as a whole. What valuation concerns do exist can be found more in small cap companies than in larger cap ones.

      Given the above perspective, we believe our investment strategy should yield satisfactory returns. We strive to find companies that generate an increasing amount of free cash, and then commit to use the cash to enhance shareholder value through dividends, stock buybacks, and debt paydown. In a world of slowing economic growth, we believe this focus on free cash flow should prove rewarding.

      To the extent "alligators" exist in the swamp of future uncertainty, we believe they lie in the fiscal profligacy of our government and the finance sector of the stock market. With the "home" ATM machine running out of credit, we will lose $600 billion of spending stimulus heretofore earmarked largely for consumption. Interest rates at the two-year and ten-year level are virtually identical and point to a significant slowing of profits for banks and other financial entities. Slowing demand and a flat yield curve may indicate trouble for consumer discretionary products and falling profit margins in many forms in the financial sector of the economy.

      Nevertheless, we think the most likely outcome for 2006 is another mildly positive year for the stock market, where those companies that deploy free cash flow to enhance shareholder value will prove winners. We believe our portfolio should capture these opportunities.

EPOCH U.S. ALL CAP EQUITY FUND

Fund Expenses Example

      As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 25, 2005 (Fund inception) and held for the period ended December 31, 2005.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                            Expenses Paid During
                              Beginning        Ending              Period*
                            Account Value   Account Value   July 25, 2005 through
                            July 25, 2005 December 31, 2005   December 31, 2005
---------------------------------------------------------------------------------
Actual                        $1,000.00       $  994.00             $5.64
---------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)   $1,000.00       $1,018.55             $5.71

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value for the period, multiplied by 160 days in the most recent fiscal half year divided by 365 days in the current year.

B. Portfolio Holdings, by Sector, as Percentage of Net Assets

                         Epoch U.S. All Cap Equity Fund
             Portfolio Holdings by Sector, as Percentage of Net Assets
                              as of December 31, 2005


                                    [Chart]


                                                        Percentage of
  Security Description                                    Net Assets
  --------------------                                  -------------

  Aerospace                                                  7.07%
  Broadcast, Radio, TV                                       8.40%
  Building                                                   2.75%
  Cosmetics & Toiletries                                     3.37%
  Electric Utilities                                         3.27%
  Entertainment                                              7.22%
  Financial Services                                         1.37%
  Food                                                       3.77%
  Healthcare Products                                        6.32%
  Healthcare Services                                       10.92%
  Healthcare Equipment/Supplies                              2.09%
  Industrial Products                                        1.57%
  Insurance Multi-line                                       1.04%
  Manufacturing                                              3.69%
  Oil & Gas Exploration                                     11.11%
  Other assets, net of liabilities                           4.77%
  Retail                                                     1.29%
  Software & Services                                       13.61%
  Telecom-Equipment                                          1.69%
  Transport Services                                         2.43%
  Utilities                                                  2.25%

                        EPOCH U.S. ALL CAP EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 2005

        Number                                                  Market
        of Shares Security Description                          Value
        --------- --------------------                        ----------

                  COMMON STOCK:                        95.23%

                  AEROSPACE:                            7.07%
          3,900   Alliant Techsystems, Inc.*                  $  297,063
          4,450   Boeing, Co.                                    312,568
          4,050   DRS Technologies, Inc.                         208,251
         11,650   K&F Industries Holdings, Inc.*                 178,944
                                                              ----------
                                                                 996,826
                                                              ----------

                  BROADCAST, RADIO, TV:                 8.40%
         11,500   Comcast CL-A Special*                          295,435
         32,500   Liberty Media CL-A*                            255,775
         18,250   News, Corp. CL-A                               283,788
         20,000   Time Warner, Inc.                              348,800
                                                              ----------
                                                               1,183,798
                                                              ----------

                  BUILDING:                             2.75%
          8,000   Chicago Bridge & Iron                          201,680
          3,500   Washington Group International Inc.*           185,395
                                                              ----------
                                                                 387,075
                                                              ----------

                  COSMETICS & TOILETRIES                3.37%
          6,500   International Flavors & Fragrances             217,750
         82,950   Revlon, Inc. CL-A*                             257,145
                                                              ----------
                                                                 474,895
                                                              ----------

                  ELECTRIC UTILITIES                    3.27%
          7,300   Edo, Corp.                                     197,538
         11,350   Silicon Image, Inc.*                           102,717
          7,500   Westar Energy, Inc.                            161,250
                                                              ----------
                                                                 461,505
                                                              ----------

                  ENTERTAINMENT:                        7.22%
          2,600   Electronic Arts, Inc*                          136,006
          5,550   Harrahs Entertainment, Inc.                    395,659
          7,250   International Game Technology                  223,155
         11,000   Thq, Inc.*                                     262,350
                                                              ----------
                                                               1,017,170
                                                              ----------

        Number                                                  Market
        of Shares Security Description                          Value
        --------- --------------------                        ----------

                  FINANCIAL SERVICES:                   1.37%
          5,400   I Star Financial, Inc.                      $  192,510
                                                              ----------

                  FOOD:                                 3.77%
          3,200   JM Smucker, Co.                                140,800
          6,900   Bunge Limited                                  390,609
                                                              ----------
                                                                 531,409
                                                              ----------

                  HEALTHCARE PRODUCTS:                  6.32%
         11,100   Bristol Myers Squibb, Inc.                     255,078
         11,850   Endo Pharmaceuticals Holdings, Inc.*           358,581
         11,850   Pfizer Inc                                     276,342
                                                              ----------
                                                                 890,001
                                                              ----------

                  HEALTCARE SERVICES:                  10.92%
          2,600   Aetna US Healthcare                            245,206
          7,450   Davita, Inc.*                                  377,268
          5,450   Laboratory Co. Of America Holdings*            293,482
          9,850   Ventas Inc                                     315,397
          3,850   Wellpoint, Inc.*                               307,191
                                                              ----------
                                                               1,538,544
                                                              ----------

                  HEALTHCARE EQUIPMENT/SUPPLIES:        2.09%
         12,000   Boston Scientific Corp.*                       293,880
                                                              ----------

                  INDUSTRIAL PRODUCTS:                  1.57%
          7,300   Waste Management, Inc.                         221,555
                                                              ----------

                  INSURANCE MULTI-LINE:                 1.04%
          3,950   Willis Group Holdings Ltd.                     145,913
                                                              ----------

                  MANUFACTURING:                        3.69%
          5,400   Actuant, Corp. CL-A                            301,320
          5,150   DU Pont EI                                     218,875
                                                              ----------
                                                                 520,195
                                                              ----------

                  OIL & GAS EXPLORATION:               11.11%
          5,000   Conocophillips                                 290,900
          6,800   Encana, Corp.                                  307,088
          6,250   Exxon Mobil Corp                               351,063

      Number                                                    Market
      of Shares Security Description                            Value
      --------- --------------------                          -----------

                OIL & GAS EXPLORATION (continued):
        8,932   Southern Union, Co.*                          $   211,063
       10,650   Todco CL-A                                        405,339
                                                              -----------
                                                                1,565,453
                                                              -----------

                RETAIL:                                 1.29%
        5,250   Ann Taylor, Corp.*                                181,230
                                                              -----------

                SOFTWARE & SERVICES:                   13.61%
        6,000   Apple Computer, Inc.*                             431,340
       17,000   Infocrossing, Inc.*                               146,370
        3,600   International Business Machines Corp.             295,920
       20,600   Microsoft Corp                                    538,690
       17,000   Oracle, Corp.*                                    207,570
       13,600   Sybase, Inc.*                                     297,296
                                                              -----------
                                                                1,917,186
                                                              -----------

                TELECOM-EQUIPMENT:                      1.69%
       22,300   Avaya, Inc.*                                      237,941
                                                              -----------

                TRANSPORT SERVICES:                     2.43%
        9,000   Omi, Corp.                                        163,350
        3,550   Overseas Shipholding Group                        178,885
                                                              -----------
                                                                  342,235
                                                              -----------

                UTILITIES:                              2.25%
       10,000   Allegheny Energy, Inc.*                           316,500
                                                              -----------

                TOTAL INVESTMENTS:
                (Cost: $13,326,724)                    95.23% $13,415,821
                Other assets, net                       4.77%     672,388
                                                      ------  -----------
                NET ASSETS                            100.00% $14,088,209
                                                      ======  ===========

*  Non-income producing

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $13,326,724) (Note 1)                        $13,415,821
 Cash                                                                                      657,198
 Dividends receivable                                                                       11,162
 Prepaid expenses                                                                            8,282
                                                                                       -----------
   TOTAL ASSETS                                                                         14,092,463
                                                                                       -----------

LIABILITIES
 Advisor fees payable                                                                        1,223
 Accrued administration                                                                        273
 Accrued accounting                                                                             35
 Accrued transfer agent                                                                        156
 Other accrued expenses                                                                      2,567
                                                                                       -----------
   TOTAL LIABILITIES                                                                         4,254
                                                                                       -----------

NET ASSETS                                                                             $14,088,209
                                                                                       ===========

Net Assets Consist of:
 Paid-in-capital applicable to 944,746 $0.01 par value shares of beneficial interest
   outstanding; 50,000,000 shares authorized                                           $14,160,776
 Accumulated net realized loss on investments                                             (161,664)
 Net unrealized appreciation on investments                                                 89,097
                                                                                       -----------

NET ASSETS                                                                             $14,088,209
                                                                                       ===========
 NET ASSET VALUE PER SHARE
   ($14,088,209 / 944,746 shares outstanding)                                          $     14.91
                                                                                       ===========

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF OPERATIONS

Period ended December 31, 2005*
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividend income                                                            $  60,094
                                                                            ---------

EXPENSES
 Investment advisory fees (Note 2)                                   49,023
 Accounting fees (Note 2)                                             3,432
 Custody fees                                                        17,788
 Administrative services (Note 2)                                     4,902
 Transfer agent fees (Note 2)                                         1,471
 Organizational expenses (Note 1)                                    32,701
 Professional fees                                                      387
 Registration fees                                                    1,967
 Directors fees                                                       4,700
 Chief Compliance Officer                                               412
 Insurance                                                              194
 Shareholder services & reports                                       5,776
 Miscellaneous                                                        2,461
                                                                     ------
   Total expenses                                                             125,214
   Management fee waivers and expenses reimbursed (Note 2)                    (61,799)
                                                                            ---------
   Net expenses                                                                63,415
                                                                            ---------
 Net investment income (loss)                                                  (3,321)
                                                                            ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on investments                                     (161,664)
 Change in net unrealized appreciation (depreciation) on investments           89,097
                                                                            ---------
 Net realized and unrealized gain (loss) on investments                       (72,567)
                                                                            ---------
Decrease in net assets from operations                                      $ (75,888)
                                                                            =========

See Notes to Financial Statements

* Commencement of operations was July 25, 2005.

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Period ended
                                                                     December 31, 2005*
                                                                     ------------------
Increase (Decrease) in net assets
OPERATIONS
 Net investment gain (loss)                                             $    (3,321)
 Net realized gain (loss) on investments                                   (161,664)
 Change in net unrealized appreciation (depreciation) on investments         89,097
                                                                        -----------
 Decrease in net assets from operations                                     (75,888)
                                                                        -----------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Shares sold                                                             14,593,137
 Shares redeemed                                                           (429,040)
                                                                        -----------
 Increase in net assets from capital share transactions                  14,164,097
                                                                        -----------

NET ASSETS
Increase during period                                                   14,088,209
                                                                        -----------
Beginning of period                                                              --
                                                                        -----------

End of period                                                           $14,088,209
                                                                        ===========

*  Commencement of operations was July 25, 2005.

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                              Period ended
                                                           December 31, 2005*
                                                           ------------------
   Net asset value, beginning of period                         $ 15.00
                                                                -------
   Investment activities
    Net investment loss                                           (0.00)/1/
    Net realized and unrealized gain (loss) on investments        (0.09)
                                                                -------
   Total from investment activities                               (0.09)
                                                                -------
   Net asset value, end of period                               $ 14.91
                                                                =======
   Total Return                                                   (0.60%)

   Ratios/Supplemental Data
   Ratio to average net assets/(A)/
    Expenses/(B)/                                                  1.29%**
    Net investment income (loss)                                  (0.07%)**
   Portfolio turnover rate                                        16.96%
   Net assets, end of period (000's)                            $14,088

*  Commencement of operations was July 25, 2005.
** Annualized
/1/  Less than one cent per share.
/(A)/Management fee waivers and reimbursement of expenses reduced the expense ratio and decreased the net investment loss ratio by 1.26% for the period ended December 31, 2005.
/(B)/Expense ratio--net reflects the effect of the management fee waivers and reimbursement of expenses.

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS

December 31, 2005
--------------------------------------------------------------------------------

NOTE1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch U.S. All Cap Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") and is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established July 25, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 shares of its 850,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to achieve long-term capital appreciation by investing primarily in a diversified portfolio consisting of equity securities of U.S. companies.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Valuation

      The Fund's securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund's net asset value is determined as of such times.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At December 31, 2005, the Fund had a capital loss carryforward of $34,203 which expires December 31, 2013.

Security Transactions and Income

      Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined generally on a specific identification basis.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2005, permanent differences in book and tax accounting have been reclassified by decreasing paid in capital by $3,321 and decreasing undistributed net investment loss by $3,321.

Organizational Expenses

      All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed and expensed by the Fund.

NOTE2.  INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTION
    WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. For the period ended December 31, 2005, EIP earned $49,023 in advisory fees from the Fund, of which $47,800 was waived.

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until August 1, 2008 so that the ratio of total annual operating expenses is limited to 1.29% of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of December 31, 2005 was $47,800, which expires in 2008.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the period ended December 31, 2005, FDCC received no fees and commissions from the sale of Fund shares. A 1% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the period ended December 31, 2005 there were no redemption fees received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.10% of average daily net assets. CSS received $4,902 for its services for the period ended December 31, 2005 and voluntarily reimbursed operating expenses of $13,999, which are not subject to future reimbursement.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $1,471 for its services for the period ended December 31, 2005.

      Commonwealth Fund Accounting ("CFA") is the Fund's pricing agent. CFA received $3,432 for its services for the period ended December 31, 2005.

      Certain officers and/or directors of the Fund are also officers and/or directors of FDCC, CSS, CFA and FSI.

NOTE3.  INVESTMENTS

      The cost of purchases and proceeds from the sales of securities other than short-term notes for the period ended December 31, 2005, were $15,292,826 and $1,804,437, respectively.

NOTE4.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. No distributions were made during the period ended December 31, 2005.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

            Post-October loss                            $(126,755)
            Accumulated net realized loss on investments   (34,203)
            Unrealized appreciation                         88,391
                                                         ---------
                                                         $ (72,567)
                                                         =========

      The difference between components of distributable earnings on a book and tax basis is primarily related to wash sales and post--October losses. Under the current tax law, capital losses realized after October 31, but prior to the Fund's fiscal year-end, may be deferred as occurring on the first day of the following fiscal year.

Cost for Federal Income tax purpose is $13,327,430 and net unrealized appreciation consists of:

                    Gross unrealized appreciation $ 640,425
                    Gross unrealized depreciation  (552,034)
                                                  ---------
                    Net unrealized appreciation   $  88,391
                                                  =========

NOTE5.  CAPITAL STOCK TRANSACTIONS

Capital stock transactions for the fund were:

                                         Period ended
                                      December 31, 2005*
                                     --------------------
                                      Shares     Value
                                     -------  -----------
                     Shares sold     973,402  $14,593,137
                     Shares redeemed (28,656)    (429,040)
                                     -------  -----------
                     Net increase    944,746  $14,164,097
                                     =======  ===========

*  Commencement of operations was July 25, 2005.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The World Funds, Inc.
Richmond, Virginia

      We have audited the accompanying statement of assets and liabilities of the Epoch US All Cap Equity Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of December 31, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period July 25, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch US All Cap Equity Fund as of December 31, 2005, the results of its operations, the change in it's net assets and the financial highlights for the period July 25, 2005 (commencement of operations) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

                                                       TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 10, 2006

The World Funds, Inc.
(the "Company")

Supplemental Information (unaudited)

      Information pertaining to the directors and officers of the Fund is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge, upon request by calling, toll-free, (800) 527-9525. Fees paid to directors are reflected in the Fund's Statement of Operations.

                                                                                                           Other
                                                                                                           Directorships by
                                                                                                           Directors and
                                                          Number of                                        Number of
                                       Position(s) Held   Funds in                                         Funds in the
                                       with Company and   Company   Principal Occupation(s)                Complex
Name, Address and Age                  Tenure             Overseen  During the Past 5 Years                Overseen
---------------------------------------------------------------------------------------------------------------------------
Interested Director:
* John Pasco, III                      Chairman, Director     9     Mr. Pasco is Treasurer and a Director   The World
8730 Stony Point Parkway               and Treasurer                of Commonwealth Shareholder             Insurance
Suite 205                              since May, 1997              Services, Inc. ("CSS"), the             Trust--1 Fund
Richmond, VA 23235                                                  Company's Administrator, since 1985;
(60)                                                                President and Director of First
                                                                    Dominion Capital Corp. ("FDCC"),
                                                                    the Company's underwriter; President
                                                                    and Director of Fund Services, Inc.,
                                                                    the Company's Transfer and
                                                                    Disbursing Agent since 1987;
                                                                    President and Treasurer of
                                                                    Commonwealth Capital Management,
                                                                    Inc. since 1983 which also owns an
                                                                    interest in the investment adviser to
                                                                    the Third Millennium Russia Fund
                                                                    series of the Company; President of
                                                                    Commonwealth Capital Management,
                                                                    LLC, the adviser to the Fund and the
                                                                    adviser to the GenomicsFund series of
                                                                    the Company, since December, 2000;
                                                                    President and Director of
                                                                    Commonwealth Fund Accounting,
                                                                    Inc., which provides bookkeeping
                                                                    services to the Company; and
                                                                    Chairman, Trustee and Treasurer of
                                                                    The World Insurance Trust, a
                                                                    registered investment company, since
                                                                    May, 2002; and Chairman, Director
                                                                    and Treasurer of Vontobel Funds, Inc.,
                                                                    a registered investment company,
                                                                    since March, 1997. Mr. Pasco is also a
                                                                    certified public accountant.

                                                                                                          Other
                                                                                                          Directorships by
                                                                                                          Directors and
                                                        Number of                                         Number of
                                       Position(s) Held Funds in                                          Funds in the
                                       with Company and Company   Principal Occupation(s)                 Complex
Name, Address and Age                  Tenure           Overseen  During the Past 5 Years                 Overseen
--------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
Samuel Boyd, Jr.                        Director since      9     Retired. Mr. Boyd was Manager of the     The World
10808 Hob Nail Court                    May, 1997                 Customer Services Operations and         Insurance
Potomac, MD 20854                                                 Accounting Division of the Potomac       Trust--1 Fund;
(65)                                                              Electric Power Company from              Satuit Capital
                                                                  August,1978 until April, 2005; a         Management
                                                                  Trustee of The World Insurance Trust,    Trust--1 Fund
                                                                  a registered investment company,
                                                                  since May, 2002; a Trustee of Satuit
                                                                  Capital Management Trust, a
                                                                  registered investment company, since
                                                                  October, 2002; a Trustee of Janus
                                                                  Advisors Series Trust, a registered
                                                                  investment company, from September,
                                                                  2003 to May 2005; and Director of
                                                                  Vontobel Funds, Inc., registered
                                                                  investment company, since March,
                                                                  1997. Mr. Boyd is also a certified
                                                                  public accountant.
William E. Poist                        Director since      9     Mr. Poist is a financial and tax         The World
5272 River Road                         May, 1997                 consultant through his firm              Insurance
Bethesda, MD 20816                                                Management Funds Consulting for          Trust--1 Fund;
(66)                                                              Professionals since 1968; a Trustee of   Satuit Capital
                                                                  Satuit Capital Management Trust, a       Management
                                                                  registered investment company, since     Trust--1 Fund
                                                                  November, 2003; a Trustee of The
                                                                  World Insurance Trust, a registered
                                                                  investment company, since May,
                                                                  2002; and Director of Vontobel Funds,
                                                                  Inc., a registered investment company,
                                                                  since March, 1997. Mr. Poist is also a
                                                                  certified public accountant.
Paul M. Dickinson                       Director since      9     Mr. Dickinson is President of Alfred J.  The World
8704 Berwickshire Drive                 May, 1997                 Dickinson, Inc. Realtors since April,    Insurance
Richmond, VA 23229                                                1971; a Trustee of Satuit Capital        Trust--1 Fund;
(58)                                                              Management Trust, a registered           Satuit Capital
                                                                  investment company, since                Management
                                                                  November, 2003; Trustee of The           Trust--1 Fund
                                                                  World Insurance Trust, a registered
                                                                  investment company, since May,
                                                                  2002; and Director of Vontobel Funds,
                                                                  Inc., a registered investment company,
                                                                  since March, 1997.

                                                                                                             Other
                                                                                                             Directorships by
                                                                                                             Directors and
                                                           Number of                                         Number of
                                       Position(s) Held    Funds in                                          Funds in the
                                       with Company and    Company   Principal Occupation(s)                 Complex
Name, Address and Age                  Tenure              Overseen  During the Past 5 Years                 Overseen
-----------------------------------------------------------------------------------------------------------------------------
Officers:
F. Byron Parker, Jr.                   Secretary since        N/A    Mr. Parker is Secretary of CSS and            N/A
1500 Forest Avenue                     May, 1997                     FDCC since 1986; Secretary of The
Suite 222                                                            World Insurance Trust, a registered
Richmond, VA 23229                                                   investment company, since May,
(62)                                                                 2002; and Secretary of Vontobel
                                                                     Funds, Inc., a registered investment
                                                                     company, since March, 1997; and
                                                                     partner in the law firm Parker and
                                                                     McMakin.
Leland H. Faust                        President of the       N/A    Mr. Faust is President of CSI Capital         N/A
One Montgomery Street                  CSI Equity Fund               Management, Inc., a registered
Suite 2525                             series since                  investment adviser, since 1978. Mr.
San Francisco, CA 94104                October, 1997                 Faust is also a partner in the law firm
(59)                                                                 Taylor & Faust since September,
                                                                     1975.
Stephen Goddard                        Vice President of      N/A    Mr. Goddard has been the President            N/A
One James Center                       the Company and               and principal shareholder of The
Suite 1501                             President of the              London Company, a registered
Richmond, VA 23219                     New Market Fund               investment adviser, since its inception
(44)                                   series since March,           and has been the portfolio manager of
                                       2003                          the New Market Fund series since its
                                                                     inception on October 1, 1998.
                                                                     Mr. Goddard is also a director and
                                                                     shareholder of Virginia Management
                                                                     Investment Corporation, a registered
                                                                     investment adviser.
John T. Connor, Jr.                    Vice President of      N/A    Mr. Connor is President of Third              N/A
1185 Avenue of the                     the Company and               Millennium Investment Advisors,
Americas, 32/nd/ Floor                 President of the              LLC, a registered investment adviser,
New York, NY 10036                     Third Millennium              since April, 1998; and Chairman of
(64)                                   Russia Fund series            ROSGAL Insurance since 1993.
                                       since October,
                                       1998

                                                                                                              Other
                                                                                                              Directorships by
                                                                                                              Directors and
                                                          Number of                                           Number of
                                       Position(s) Held   Funds in                                            Funds in the
                                       with Company and   Company   Principal Occupation(s)                   Complex
Name, Address and Age                  Tenure             Overseen  During the Past 5 Years                   Overseen
------------------------------------------------------------------------------------------------------------------------------
Officers (continued):
Robert J. Sullivan                     Vice President of     N/A    Chairman, President and Treasurer of            N/A
2608 Goldbug Avenue                    the Company and              Satuit Capital Management Trust, an
Sullivan's Island,                     President of the             open-end investment management
SC 29482                               GenomicsFund                 company, since December, 2000;
(44)                                   series since                 Managing Director and Investment
                                       January, 2003                Officer of Satuit Capital Management,
                                                                    LLC, a registered investment adviser,
                                                                    from June, 2000 to Present; Portfolio
                                                                    Manager and Senior Equity Analyst at
                                                                    Cadence Capital Management from
                                                                    1997 to 2000, an institutional asset
                                                                    management firm.
Russell Platt                          Vice President of     N/A    Mr. Platt is Chief Executive Officer of         N/A
518 17/th/ Street                      the Company and              Forum Partners, an investment
Suite 1700                             President of the             management firm. Previously he was a
Denver, CO 80202                       Dividend Capital             Managing Director of Security Capital
(45)                                   Realty Income                Research and Management, Inc.'s
                                       Fund series since            investment management subsidiary
                                       December, 2003               Prior to joining Security Capital, Mr.
                                                                    Platt served as President-International
                                                                    of JER Partners, a real estate investment
                                                                    company, and prior to that, served from
                                                                    1982 to 1999 at Morgan Stanley.
Gunter Faschang                        Vice President of     N/A    Mr. Faschang began his career in                N/A
450 Park Avenue                        the Company and              September 1995 as a registered trader on
New York, NY 10022                     President of the             the floor of the Frankfurt Stock
(33)                                   Eastern European             Exchange with Sputz AG and Exco-
                                       Equity Fund series           Bierbaum. In March 1997 he joined
                                       since November,              Investmentbank Austria, Vienna, as a
                                       2004                         Central European equity strategist. In
                                                                    January 1998 Mr. Faschang moved to
                                                                    Erste Bank, Vienna, as a Central
                                                                    European equity strategist and sector
                                                                    analyst for Russian oil stocks, with
                                                                    responsibility for organizing the Erste
                                                                    group's Central European research
                                                                    effort. In March 2000 he was appointed
                                                                    manager of Erste-Sparinvest's Danubia
                                                                    Fund. In July 2001 Mr. Faschang joined
                                                                    Vontobel Asset Management AG as
                                                                    head of Eastern European equity
                                                                    management and research, and was at
                                                                    the same time appointed a Vice President
                                                                    of Vontobel Asset Management, a
                                                                    registered investment adviser.

                                                                                                        Other
                                                                                                        Directorships by
                                                                                                        Directors and
                                                        Number of                                       Number of
                                       Position(s) Held Funds in                                        Funds in the
                                       with Company and Company   Principal Occupation(s)               Complex
Name, Address and Age                  Tenure           Overseen  During the Past 5 Years               Overseen
------------------------------------------------------------------------------------------------------------------------
Officers (continued):
Peter L. Smith                         Chief Compliance    N/A    Mr. Smith is Director of Compliance         N/A
4834 Langdrum Lane                     Officer                    for AmeriMutual Funds Distributor,
Chevy Chase, MD 20815                                             and Newfield Advisors, LLC, a
(72)                                                              registered broker dealer and a
                                                                  registered investment adviser,
                                                                  respectively, from 2003 to present;
                                                                  Senior Compliance Officer of Mutual
                                                                  Fund Services, FBR National Bank
                                                                  and Trust, from 2002 to 2003; and
                                                                  Senior Vice President of Operations,
                                                                  Administration and Compliance for
                                                                  the Monument Funds, a registered
                                                                  investment company and Principal of
                                                                  Monument Distributors, Inc., a
                                                                  registered broker-dealer from 1998 to
                                                                  2001.

--------------------------------------------------------------------------------

* Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act, because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and Genomicsfund series of the Company;
   (3) he is an affiliate of another investment adviser that serves as the investment adviser to the Third Millennium Russia Fund series of the Company; (4) he owns FDCC, and (5) he owns or controls several of the Company's service providers.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch US All Cap's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                         Annual Report to Shareholders

                              EPOCH U.S. ALL CAP
                                  EQUITY FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                                For the Period
                                 July 25, 2005
                                 (commencement
                                of operations)
                                      to
                               December 31, 2005

Dear Shareholder,

      The Epoch Global Equity Shareholder Yield Fund was successfully launched in the last week of December 2005. The initial funds were invested in a globally diversified fund, which we believe captures the concept of shareholder yield. We would like to share with you our investment philosophy for this fund.

The Case for Shareholder Yield

      For investors, it has always been essential to understand the stock market's past in order to gain insight into its future. At Epoch, we believe that such a perspective is particularly crucial in today's investing environment. We believe the determinants of future return are poised to undergo a dramatic change, and this change can only be understood by taking a long view of the financial markets. With interest rates at current, historically low levels, P/E ratio increases for the stock market as a whole may cease to play the dominant role in determining positive returns in equities for the foreseeable future as it did in the 1980-2000 period (more about this point later.) Specifically, our outlook is based upon the concept of "shareholder yield." We believe that, in coming years, shareholder yield will become one of the two dominant drivers of future equity returns. The other key driver of market performance will be free cash flow applications for acquisitions and internal reinvestment projects. Let us take a closer look at free cash flow and shareholder yield, and why the growing significance of these concepts will impact tomorrow's investment paradigms.

      In order to define shareholder yield, it is first necessary to determine the manner in which cash flow has emerged as today's most valuable investment metric. Why will cash flow eclipse earnings as the preferred benchmark for security selection and business management? Much of the answer lies in the application of certain corporate accounting principles. For example, earnings are the residual of the application of "generally accepted accounting principles" (GAAP) applied to the recognition of "revenues," less related "costs," and are intended to fairly represent the period-to-period performance of the company under review. However, over the past 20 years, GAAP standards have become less and less informative relative to cash flow concepts./1/ This has become increasingly problematic as the recognized importance of cash flow has become stronger and more widespread. It is the rare Wall Street report these days that does not mention cash flow and the valuation metrics incorporating this concept. Leveraged buyout (LBO) firms and private equity funds focus almost exclusively on cash flow as the measure of value creation. Free cash flow, in particular, is the metric that enables management to review the options for shareholder value creation. This is why the concept of earnings, and the GAAP principles that underlie it, have ceased to play the singular, dominant role as it once did as a driver of investment performance. Later in this letter, we will look at what this means for the prospect of future market returns.

      First, however, it will be useful to clarify why it is necessary to refer to a cash flow that is "free." In practice, the term "cash flow" has several definitions. For example, accountants define the cash flow of a company as the sum of net income plus depreciation and other non-cash items that are subtracted in computing net income. However, this definition of cash flow does not truly represent that amount of cash immediately available for distribution to investors through reinvestment in the business, equipment replacement, or the financing of future growth. This is why we must use the concept of free cash flow to
--------
/1 /William W. Priest, "Mixing Financial Principles with Accounting Standards--A Slippery Slope," 2005.

properly gauge the actual amount of cash available for distribution to investors after all planned capital investments and taxes./2/

      It is in studying the uses of free cash flow that we can arrive at a working definition for "shareholder yield." There are only five possible uses of free cash flow:

          1) Cash Dividend

          2) Stock Repurchases

          3) Debt Reduction

          4) Acquisitions

          5) Reinvestment in company capital projects

      Every conceivable option for cash use falls into one of these five applications. Often, management will do a little of everything, but we see a distinction between the first three uses and the latter two. Unless the return on incremental capital is superior to the firm's average return on capital, there is little point in pursuing option 4 (making acquisitions) or option 5 (reinvesting in the business beyond maintenance and capital expenditures.) Free cash flow should be returned to shareholders via one of the first three options. These first three possible uses of free cash flow (cash dividends, stock repurchases and debt reduction) are effectively dividends. Therefore, we refer to these three options collectively as "shareholder yield".

      Let us explore the ways in which these three uses of free cash flow can positively affect the return on a shareholder's investment. First of all, the manner in which shareholder yield can be created through receipt of a cash dividend is fairly obvious. A stock buyback is also a clear method for value creation, so long as the stock buyback is not a device to make up for dilution from option issuances to management and others. Debt reduction also creates shareholder value, but the means by which this is achieved is slightly more subtle. To understand why paying down debt results in shareholder yield, it is helpful to consider the famous finance paper by Franco Modigliani and Merton Miller. These two Nobel laureates proved that a firm's value is independent of how it is financed, provided that one ignores the tax effect of debt interest. If Modigliani and Miller are correct, then using free cash flow to repay debt results in a wealth transfer from the debtor to the shareholder. Since the value of the firm remains the same, shareholder wealth is increased as debt is reduced.

      Now that we have defined the specific importance of shareholder yield, it is time to look at the larger picture of how this concept will play into the future performance of the equity markets. To paraphrase the statement from the opening paragraph of this paper: how can we look to the history of the markets to better understand its future drivers?

      The information provided in Figures 1 and 2 will allow us to begin formulating an answer to this question. These graphs illustrate the compound annual growth rates of equities as measured by the S&P 500. In our analysis, there are only three drivers of return--dividend yield, earnings per share, and the price to earnings ratio. Figure 1 breaks down the contribution made by each driver of returns for rolling ten-year periods beginning in 1936 and ending in 2004. Figure 2 displays the same data, but in a decade-by-decade format. As the observer will note, there are seven and one half decades displayed.
--------
/2/ Arzac, Enrique R., Valuation for Mergers, Buyouts, and Restructuring, Hoboken, NJ: John Wiley & Sons, 2005.

                                    [GRAPH]



                                    [CHART]


      In analyzing these graphs, one can see that double digit returns occur when P/E ratios expand, and low to mid single digit returns occur when P/E multiples contract. In the periods of time when P/E multiples contract, earnings and dividends acquire greater explanatory power in determining returns, as those two factors are almost always positive over rolling ten-year periods. Indeed, in some cases, increases in dividend yield and earnings per share explain more than 100% of the ten-year gains in the stock market.

      Despite the consistent contribution of earnings and dividends, P/E volatility appears to have the largest overall impact on valuation over the decade-long periods under discussion. Therefore, it is important to take a closer look at what determines the composition and movement of P/E ratios. Over long periods of time, P/E ratios are largely determined by one factor: inflation. The financial variable most closely associated with inflation is the long-term interest rate. As we can see in Figure 3, P/E ratios are inversely correlated with interest rates--falling when rates rise, and rising when rates fall.

                                    [CHART]



      It is our belief that the recent extended cycle of falling interest rates ended in June of 2003, and we have now entered a period of rising rates./3/ For example, the ten-year U.S. Treasury touched 3.11% in June of 2003 and is now more than 130 basis points above that level. If one works under the reasonable assumption that, for the foreseeable future, interest rates are likely to remain flat or increase, then P/E ratios are likely to
--------
/3  /William W. Priest, "3-11, A Rate, Not a Date," 2004.

remain the same or decline. In other words, should overall equity returns remain positive, they will be driven by dividends and earnings, and not P/E. Our analysis of historical market drivers in Figures 1 and 2 showed us why this should be the case.

      If we are to look at this situation in even greater detail, it can be shown that the outlook for equity returns is likely to be similar in scale to the growth in the overall economy plus dividend yield. This idea is supported by the fact that there is a strong correlation between nominal GNP growth and earnings gains. If we assume that nominal GNP growth will approximate 6%, and if we add the current 2% yield of the S&P 500 to that number, then the expected return for the U.S stock market will be around 8%. If interest rates rise, causing P/E ratios to fall, this 8% will be reduced.

      So what does all of this mean for the investor, particularly in light of our earlier discussion about shareholder yield? If we are likely to live in a world where multi-year equity returns average 6-8% rather than the 18% of the 1980-2000 era, shareholder yield (cash dividends, stock repurchases and debt reduction) will dominate as a driver of equity returns. In this environment, P/E ratios will cease to be the primary driver of positive returns. Armed with this knowledge, we believe that clear investment opportunities lie ahead. By assembling a diversified portfolio of securities that, in the aggregate, possess a high cash dividend, a share buyback dividend and a net debt pay down of even a modest magnitude (0.5%) should allow investors to realize an attractive 6-8% yield. In creating this portfolio, securities will also be chosen based on the firms' ability to generate annual operating earnings growth, which should translate into an expected growth rate of at least 3% over and above the initial 6-8% growth rate derived from shareholder yield. In addition to its focus on shareholder yield, such a portfolio would be constructed utilizing several other important fundamentals. It must be global, thereby adding to its diversification benefits. Furthermore, no single security should contribute more than 2.5% to the portfolio's expected shareholder yield, and no economic sector should exceed 15% of the portfolio's total value. By adhering to these principles, we believe that investors can capture ongoing positive returns, even should interest rates rise and P/E ratios fall.

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

Fund Expenses Example

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, December 27, 2005 (commencement of operations), and held for the period ended December 31, 2005.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses many not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                  Expenses Paid During
                                Beginning          Ending                Period*
                              Account Value     Account Value   December 27, 2005 through
                            December 27, 2005 December 31, 2005     December 31, 2005
-----------------------------------------------------------------------------------------
Actual                           $1,000           $  995.33               $0.19
-----------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000           $1,016.45               $0.19

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value for the period, multiplied by 4 days in the most recent fiscal half year divided by 365 days in the current year.

B. Portfolio Holdings, by Country as Percentage of Net Assets

                                    [CHART]

                 Epoch Global Equity Shareholder Yield Fund
         Portfolio Holdings, by Country, as Percentage of Net Assets
                       as of December 31, 2005

United States                       37.95%
Great Britain                       16.12%
Other countries                     15.67%
Other assets, net of liabilities    10.91%
South Africa                         4.39%
Belgium                              3.34%
Canada                               2.96%
Australia                            2.91%
Pakistan                             2.88%
Italy                                2.87%

                  EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 2005

           Number                                           Market
           of Shares Security Description                   Value
           --------- --------------------                 -----------

                     COMMON STOCKS:                89.09%

                     AUSTRALIA:                     2.91%
             260,000 Insurance Australia GRP              $ 1,035,380
              47,800 St George Bank                         1,040,060
                                                          -----------
                                                            2,075,440
                                                          -----------

                     BELGIUM:                       3.34%
              41,700 Belgacom SA                            1,359,416
              32,100 Fortis                                 1,023,667
                                                          -----------
                                                            2,383,083
                                                          -----------

                     BRAZIL:                        1.45%
              41,000 Tim Participacoes SA-ADR               1,036,480
                                                          -----------

                     CANADA:                        2.96%
              32,200 Manitoba Telecom Services Inc          1,115,773
              45,900 Transalta Corp                         1,000,360
                                                          -----------
                                                            2,116,133
                                                          -----------

                     CHINA:                         1.42%
           1,252,000 Petrochina Co Ltd H Shrs               1,017,191
                                                          -----------

                     CZECH REPUBLIC:                1.35%
               1,300 Philip Morris CR                         965,844
                                                          -----------

                     FINLAND:                       1.19%
              43,200 UPM Kymmene Corp Spon ADR                846,720
                                                          -----------

                     GREAT BRITAIN:                16.12%
              54,500 AWG ORD                                1,025,438
              96,600 Barclays ORD GBP0.25                   1,014,185
              48,550 Boots Group ORD                          504,712
              97,482 De La Rue ORD GBP 0.2777                 783,078
              23,300 Diageo PLC Sponsored ADR               1,358,390
             204,400 GKN PLC                                1,011,515
              51,100 Kelda Group PLC                          679,612
             490,700 Legal & General Group                  1,028,667
             161,400 Lloyds TSB Group PLC                   1,354,775
             105,100 National Grid                          1,026,673
             281,002 Northern Foods                           731,511
             190,000 Rank Group PLC                           998,203
                                                          -----------
                                                           11,516,759
                                                          -----------

           Number                                           Market
           of Shares Security Description                   Value
           --------- --------------------                 ----------

                     GREECE:                        1.41%
             45,900  Cosmote Mobile Telephone             $1,009,144
                                                          ----------

                     IRELAND:                       1.28%
            304,648  Independent News & Media                915,645
                                                          ----------

                     ITALY:                         2.87%
            109,600  ARN Mondadori Edit                    1,018,712
            151,400  Milano Assicurazioni SPA              1,034,601
                                                          ----------
                                                           2,053,313
                                                          ----------

                     NEW ZEALAND:                   1.73%
             37,800  Telecom New Zealand Ltd SP ADR        1,235,304
                                                          ----------

                     PASKISTAN:                     2.88%
            251,400  Engro Chemical Pak Ltd                  691,350
            301,500  Fauji Fertilizer Co Ltd                 690,727
             96,500  Pakistan State Oil Co Ltd               672,676
                                                          ----------
                                                           2,054,753
                                                          ----------

                     SINGAPORE:                     1.42%
            645,000  Singapore Telecommunica               1,011,932
                                                          ----------

                     SOUTH AFRICA:                  4.39%
             89,000  JD Group Limited                      1,070,934
             86,800  Liberty Group Ltd                     1,028,791
            433,900  Sanlam Limited                        1,034,685
                                                          ----------
                                                           3,134,410
                                                          ----------

                     SOUTH KOREA:                   1.40%
             46,500  KT Corp Spons ADR                     1,002,075
                                                          ----------

                     SWEDEN:                        1.54%
             84,200  Billerud AB                           1,101,443
                                                          ----------

                     THAILAND:                      1.48%
            399,800  Advanced Info Serv                    1,052,747
                                                          ----------

         Number                                               Market
         of Shares Security Description                       Value
         --------- --------------------                     -----------

                   UNITED STATES:                    37.95%
          13,400   Altria Group Inc                         $ 1,001,248
          38,400   Amsouth Bancorporation                     1,006,464
          52,800   AT&T Inc                                   1,293,072
          37,300   Bellsouth Corp                             1,010,830
          59,600   Bristol Myers Squibb Co                    1,369,608
          13,400   Davita Inc*                                  678,576
          23,900   Du Pont /E I/ De Nemours & Co              1,015,750
          36,800   Duke Energy Co                             1,010,160
          39,400   Hawaiian Electric Inds Inc                 1,020,460
          62,800   Iowa Telecommunications Serv                 972,772
          30,300   Keyspan Corp                               1,081,407
          34,600   Laclede Group Inc                          1,010,666
          25,200   Nicor Inc                                    990,612
          35,500   NStar                                      1,018,850
          37,800   OGE Energy Corp                            1,012,662
          25,100   Oneok Inc New                                668,413
          15,000   Packaging Corporation of America             344,250
          42,800   Pfizer Inc                                   998,096
          29,400   Regions Financial Corp                     1,004,304
          12,500   Reynolds American Inc                      1,191,625
          33,200   US Bancorp                                 1,077,912
          26,400   UST Inc                                      992,348
          85,200   Valor Communications Group                   971,280
          59,100   Vector Group Ltd                           1,073,847
          42,600   Verizon Communications                     1,283,112
          46,300   Westar Energy Inc                            995,450
          33,700   WGL Holdings Inc                           1,013,022
                                                            -----------
                                                             27,106,796
                                                            -----------
                   TOTAL INVESTMENTS
                   (Cost: $63,975,985)               89.09% $63,635,212
                   Other assets, net of liabilities  10.91%   7,796,489
                                                    ------  -----------
                   NET ASSETS                       100.00% $71,431,701
                                                    ======  ===========

See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $63,975,985) (Note 1)                              $ 63,635,212
 Cash                                                                                          55,656,678
 Foreign currency at value (cost $3,430,550)                                                    3,430,550
 Receivable for capital stock sold                                                             12,000,260
 Due from investment manager (Note 2)                                                              12,892
                                                                                             ------------
     TOTAL ASSETS                                                                             134,735,592
                                                                                             ------------

LIABILITIES
 Payable for securities purchased                                                              63,112,484
 Capital stock redeemed                                                                           161,456
 Unrealized loss on forward foreign currency contracts (Note 6)                                     9,135
 Accrued professional fees                                                                         18,270
 Accrued administration fees                                                                          720
 Accrued transfer agent fees                                                                          329
 Other accrued expenses                                                                             1,497
                                                                                             ------------
     TOTAL LIABILITIES                                                                         63,303,891
                                                                                             ------------

NET ASSETS                                                                                   $ 71,431,701
                                                                                             ============
 Net Assets Consist of:
 Paid-in-capital applicable to 4,786,127 $.01 par value shares of beneficial interest
   outstanding; 50,000,000 shares authorized                                                 $ 71,768,265
 Net unrealized appreciation (depreciation) on investments and foreign currency transactions     (336,564)
                                                                                             ------------
 Net Assets                                                                                  $ 71,431,701
                                                                                             ============
 NET ASSET VALUE PER SHARE
   ($71,431,701/4,786,127 shares outstanding)                                                $      14.92
                                                                                             ============

See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF OPERATIONS

Period ended December 31, 2005*
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Total investment income                                                                    $      --
                                                                                            ---------

EXPENSES
 Investment management fees (Note 2)                                                  5,042
 Recordkeeping and administrative services (Note 2)                                     720
 Custodian fees                                                                         724
 Accounting fees                                                                        395
 Transfer agent fees (Note 2)                                                           329
 Professional fees                                                                   18,270
 Filing and registration fees                                                           214
 Other                                                                                  164
                                                                                     ------
   Total expenses                                                                              25,858
                                                                                            ---------
   Less waivers and reimbursements (Note 2)                                                   (17,934)
                                                                                            ---------
   Expenses, net                                                                                7,924
                                                                                            ---------
 Net investment income (loss)                                                                  (7,924)
                                                                                            ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
 Net increase (decrease) in unrealized depreciation on investments                           (340,773)
 Net increase (decrease) in unrealized appreciation on foreign currency transactions            4,209
                                                                                            ---------
 Net realized and unrealized gain (loss)                                                     (336,564)
                                                                                            ---------
 Increase (decrease) in net assets from operations                                          $(344,488)
                                                                                            =========

See Notes to Financial Statements

* Commencement of operations was December 27, 2005.

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          Period ended
                                                                                          12/31/2005*
                                                                                          ------------
Increase (decrease) in net assets
OPERATIONS
 Net investment income (loss)                                                             $    (7,924)
 Change in net unrealized appreciation/depreciation on investments and foreign currencies    (336,564)
                                                                                          -----------
 Increase (decrease) in net assets from operations                                           (344,488)
                                                                                          -----------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Shares sold                                                                               72,075,220
 Shares redeemed                                                                             (299,031)
                                                                                          -----------
 Increase (decrease) in net assets from capital share transactions                         71,776,189
                                                                                          -----------

NET ASSETS
 Increase (decrease) during period                                                         71,431,701
 Beginning of period                                                                               --
                                                                                          -----------
End of period                                                                             $71,431,701
                                                                                          ===========

* Commencement of operations was December 27, 2005.

See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                                          Period ended
                                                                                          12/31/2005*
                                                                                          ------------
Net asset value, beginning of period                                                        $ 15.00
                                                                                            -------
Investment activities
 Net investment income (loss)                                                                 (0.00)/[1]/
 Net realized and unrealized gain (loss) on investments and foreign currency transactions     (0.08)
                                                                                            -------
Total from investment activities                                                              (0.08)
                                                                                            -------
Net asset value, end of period                                                              $ 14.92
                                                                                            =======
Total Return                                                                                  (0.53%)

Ratios/Supplemental Data
Ratio to average net assets/(A)/
 Expenses/(B)/                                                                                 1.10%**
 Net investment income (loss)                                                                 (1.10%)**
Portfolio turnover rate                                                                        0.00%
Net assets, end of period (000's)                                                           $71,432

*  Commencement of operations was December 27, 2005.
** Annualized
/[1]/Less than one cent per share.
/(A)/Management fee waivers and reimbursement of expenses reduced the expense ratio and decreased the net investment loss ratio by 2.49% for the period ended December 31, 2005.
/(B)/Expense ratio--net reflects the effect of the management fee waivers and reimbursement of expenses.

See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2005
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch Global Shareholder Equity Yield Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), and is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on December 27, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 of its 850,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to provide a high level of income by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The fund may also invest up to 20% of its assets in securities issued by companies located in emerging markets when the investment advisor (the "Advisor") believes they represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

      The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends

      Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Currency Translation

      The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified for financial versus tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2005, permanent differences in book and tax accounting have been reclassified by decreasing paid in capital by $7,924 and decreasing undistributed net investment loss by $7,924.

2. INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 0.70% of the average daily net assets of the Fund. For the period ended December 31, 2005, EIP earned $5,042 in advisory fees, all of which were waived.

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2006 so that the ratio of total annual operating expenses is limited to 1.10% of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. For the period ended December 31, 2005, EIP waived fees of $5,042 and reimbursed expenses of $12,892. As of December 31, 2005, $12,892 was due from EIP.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the period ended December 31, 2005, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the period ended December 31, 2005 there were no redemption fees received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.10% of average daily net assets. CSS earned $720 for its services for the period ended December 31, 2005.

      Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI earned $329 for its services for the period ended December 31, 2005.

      Certain officers and/or directors of the Fund are also officers and/or directors of FDCC, CSS, and FSI.

3. INVESTMENTS/CUSTODY

      Purchases of securities other than short-term notes aggregated $63,975,985 and there were no sales of securities for the period ended December 31, 2005.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions to shareholders for the period ended December 31, 2005.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                Period ended
                                                             December 31, 2005*
                                                             ------------------
 Unrealized depreciation on investments and foreign currency     $(336,564)
                                                                 ---------
 Total                                                           $(336,564)
                                                                 =========

       * Commencement of operations was December 27, 2005.

      Cost for Federal income tax purpose is $63,975,985 and net unrealized depreciation consists of:

                    Gross unrealized appreciation $ 124,813
                    Gross unrealized depreciation  (465,586)
                                                  ---------
                    Net unrealized depreciation   $(340,773)
                                                  =========

5. CAPITAL STOCK TRANSACTIONS

      Capital stock transactions were:

                                         Period ended
                                      December 31, 2005*
                                    ----------------------
                                      Shares      Value
                                    ---------  -----------
                    Shares sold     4,806,118  $72,075,220
                    Shares redeemed   (19,991)    (299,031)
                                    ---------  -----------
                    Net increase    4,786,127  $71,776,189
                                    =========  ===========

       * Commencement of operations was December 27, 2005.

6. FORWARD FOREIGN CURRENCY CONTRACTS

      In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Open forward foreign currency contracts at December 31, 2005 were as follows:

                              U.S. $  Currency   Settle  Unrealized
           Currency           Amount   Amount     Date   Gain/(Loss)
           --------           ------- --------- -------- -----------
           Czech korund       405,109 9,961,628 1/3/2006   $   429
           Euro dollar        367,108   310,872 1/3/2006       747
           Swedish krona      457,036 3,628,864 1/3/2006      (592)
           Canadian dollar    473,234   549,992 1/4/2006    (1,502)
           British pound      451,530   261,302 1/4/2006    (2,535)
           Hong Kong dollar   169,932 1,317,654 1/4/2006        (7)
           Australian dollar  347,288   472,887 1/5/2006      (377)
           Singapore dollar   168,840   280,781 1/5/2006       (61)
           Thailand           169,831 6,963,075 1/5/2006       (62)
           South African rand 528,887 3,338,673 1/9/2006    (5,175)
                                                           -------
                                                           $(9,135)
                                                           =======

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The World Funds, Inc.
Richmond, Virginia

      We have audited the accompanying statement of assets and liabilities of the Epoch Global Shareholder Yield Equity Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of December 31, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 27, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate accounting procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch Global Shareholder Yield Equity Fund as of December 31, 2005, the results of its operations, the changes in it's net assets and the financial highlights for the period December 27, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

                                    TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 10, 2006

The World Funds, Inc. (the "Company")

Supplemental Information (Unaudited)

      Information pertaining to the directors and officers of the Fund is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge, upon request by calling, toll-free, (800) 527-9525. Fees paid to directors are reflected in the Fund's Statement of Operations.

                                                                                                     Other
                                                                                                     Directorships by
                                                                                                     Directors and
                         Position(s)     Number of                                                   Number of
                         Held with       Funds in                                                    Funds in the
                         Company and     Company   Principal Occupation(s) During the                Complex
Name, Address and Age    Tenure          Overseen  Past 5 Years                                      Overseen
---------------------    -----------     --------- ----------------------------------                ----------------
Interested Director:
* John Pasco, III        Chairman,           9             Mr. Pasco is Treasurer and a Director     The World
8730 Stony Point Parkway Director and                      of Commonwealth Shareholder Services,     Insurance
Suite 205                Treasurer since                   Inc. ("CSS"), the Company's               Trust--1
Richmond, VA 23235       May, 1997                         Administrator, since 1985; President and  Fund
(60)                                                       Director of First Dominion Capital
                                                           Corp. ("FDCC"), the Company's
                                                           underwriter; President and Director of
                                                           Fund Services, Inc., the Company's
                                                           Transfer and Disbursing Agent since
                                                           1987; President and Treasurer of
                                                           Commonwealth Capital Management,
                                                           Inc. since 1983 which also owns an
                                                           interest in the investment adviser to the
                                                           Third Millennium Russia Fund series of
                                                           the Company; President of
                                                           Commonwealth Capital Management,
                                                           LLC, the adviser to the Fund and the
                                                           adviser to the GenomicsFund series of
                                                           the Company, since December, 2000;
                                                           President and Director of
                                                           Commonwealth Fund Accounting, Inc.,
                                                           which provides bookkeeping services to
                                                           the Company; and Chairman, Trustee
                                                           and Treasurer of The World Insurance
                                                           Trust, a registered investment company,
                                                           since May, 2002; and Chairman,
                                                           Director and Treasurer of Vontobel
                                                           Funds, Inc., a registered investment
                                                           company, since March, 1997. Mr. Pasco
                                                           is also a certified public accountant.

                                                                                    Other
                                                                                    Directorships by
                                                                                    Directors and
                      Position(s) Number of                                         Number of
                      Held with   Funds in                                          Funds in the
                      Company and Company   Principal Occupation(s) During the      Complex
Name, Address and Age Tenure      Overseen  Past 5 Years                            Overseen
--------------------- ----------- --------- ----------------------------------      ----------------
Non-Interested Directors:
Samuel Boyd, Jr.       Director       9     Retired. Mr. Boyd was Manager of the    The World
10808 Hob Nail Court   since                Customer Services Operations and        Insurance
Potomac, MD 20854      May, 1997            Accounting Division of the Potomac      Trust--1
(65)                                        Electric Power Company from             Fund; Satuit
                                            August,1978 until April, 2005; a        Capital
                                            Trustee of The World Insurance Trust,   Management
                                            a registered investment company, since  Trust--1
                                            May, 2002; a Trustee of Satuit Capital  Fund
                                            Management Trust, a registered
                                            investment company, since October,
                                            2002; a Trustee of Janus Advisors
                                            Series Trust, a registered investment
                                            company, from September, 2003 to
                                            May 2005; and Director of Vontobel
                                            Funds, Inc., registered investment
                                            company, since March, 1997. Mr. Boyd
                                            is also a certified public accountant.

William E. Poist       Director       9     Mr. Poist is a financial and tax        The World
5272 River Road        since                consultant through his firm             Insurance
Bethesda, MD 20816     May, 1997            Management Funds Consulting for         Trust--1
(66)                                        Professionals since 1968; a Trustee of  Fund; Satuit
                                            Satuit Capital Management Trust, a      Capital
                                            registered investment company, since    Management
                                            November, 2003; a Trustee of The        Trust--1
                                            World Insurance Trust, a registered     Fund
                                            investment company, since May, 2002;
                                            and Director of Vontobel Funds, Inc., a
                                            registered investment company, since
                                            March, 1997. Mr. Poist is also a
                                            certified public accountant.

                                                                                       Other
                                                                                       Directorships by
                                                                                       Directors and
                        Position(s)  Number of                                         Number of
                        Held with    Funds in                                          Funds in the
                        Company and  Company   Principal Occupation(s) During the      Complex
Name, Address and Age   Tenure       Overseen  Past 5 Years                            Overseen
---------------------   -----------  --------- ----------------------------------      ----------------
Non-Interested Directors (continued):
Paul M. Dickinson       Director        9      Mr. Dickinson is President of Alfred     The World
8704 Berwickshire Drive since                  J. Dickinson, Inc. Realtors since        Insurance
Richmond, VA 23229      May, 1997              April, 1971; a Trustee of Satuit         Trust--1 Fund;
(58)                                           Capital Management Trust, a              Satuit Capital
                                               registered investment company, since     Management
                                               November, 2003; Trustee of The           Trust--1 Fund
                                               World Insurance Trust, a registered
                                               investment company, since May,
                                               2002; and Director of Vontobel
                                               Funds, Inc., a registered investment
                                               company, since March, 1997.
Officers:
F. Byron Parker, Jr.    Secretary       N/A    Mr. Parker is Secretary of CSS and       N/A
1500 Forest Avenue      since                  FDCC since 1986; Secretary of The
Suite 222               May, 1997              World Insurance Trust, a registered
Richmond, VA 23229                             investment company, since May,
(62)                                           2002; and Secretary of Vontobel
                                               Funds, Inc., a registered investment
                                               company, since March, 1997; and
                                               partner in the law firm Parker and
                                               McMakin.

Leland H. Faust         President of    N/A    Mr. Faust is President of CSI Capital    N/A
One Montgomery Street   the CSI                Management, Inc., a registered
Suite 2525              Equity Fund            investment adviser, since 1978. Mr.
San Francisco, CA 94104 series since           Faust is also a partner in the law firm
(59)                    October,               Taylor & Faust since September,
                        1997                   1975.

                                                                                          Other
                                                                                          Directorships by
                                                                                          Directors and
                      Position(s)       Number of                                         Number of
                      Held with         Funds in                                          Funds in the
                      Company and       Company   Principal Occupation(s) During the      Complex
Name, Address and Age Tenure            Overseen  Past 5 Years                            Overseen
--------------------- -----------       --------- ----------------------------------      ----------------
Officers (continued):
Stephen Goddard       Vice President of    N/A    Mr. Goddard has been the President            N/A
One James Center      the Company and             and principal shareholder of The
Suite 1501            President of the            London Company, a registered
Richmond, VA 23219    New Market                  investment adviser, since its inception
(44)                  Fund series since           and has been the portfolio manager of
                      March, 2003                 the New Market Fund series since its
                                                  inception on October 1, 1998. Mr.
                                                  Goddard is also a director and
                                                  shareholder of Virginia Management
                                                  Investment Corporation, a registered
                                                  investment adviser.

John T. Connor, Jr.   Vice President of    N/A    Mr. Connor is President of Third              N/A
1185 Avenue of the    the Company and             Millennium Investment Advisors,
Americas, 32nd Floor  President of the            LLC, a registered investment adviser,
New York, NY 10036    Third                       since April, 1998; and Chairman of
(64)                  Millennium                  ROSGAL Insurance since 1993.
                      Russia Fund
                      series since
                      October, 1998

Robert J. Sullivan    Vice President of    N/A    Chairman, President and Treasurer of          N/A
2608 Goldbug Avenue   the Company and             Satuit Capital Management Trust, an
Sullivan's Island,    President of the            open-end investment management
SC 29482              GenomicsFund                company, since December, 2000;
(44)                  series since                Managing Director and Investment
                      January, 2003               Officer of Satuit Capital Management,
                                                  LLC, a registered investment adviser,
                                                  from June, 2000 to Present; Portfolio
                                                  Manager and Senior Equity Analyst at
                                                  Cadence Capital Management from
                                                  1997 to 2000, an institutional asset
                                                  management firm.

                                                                                          Other
                                                                                          Directorships by
                                                                                          Directors and
                      Position(s)       Number of                                         Number of
                      Held with         Funds in                                          Funds in the
                      Company and       Company   Principal Occupation(s) During the      Complex
Name, Address and Age Tenure            Overseen  Past 5 Years                            Overseen
--------------------- -----------       --------- ----------------------------------      ----------------
Officers (continued):
 Russell Platt        Vice President of    N/A    Mr. Platt is Chief Executive Officer of       N/A
 518 17th Street      the Company                 Forum Partners, an investment
 Suite 1700           and President of            management firm. Previously he was
 Denver, CO 80202     the Dividend                a Managing Director of Security
 (45)                 Capital Realty              Capital Research and Management,
                      Income Fund                 Inc.'s investment management
                      series since                subsidiary Prior to joining Security
                      December, 2003              Capital, Mr. Platt served as President-
                                                  International of JER Partners, a real
                                                  estate investment company, and prior
                                                  to that, served from 1982 to 1999 at
                                                  Morgan Stanley.

 Gunter Faschang      Vice President of    N/A    Mr. Faschang began his career in              N/A
 450 Park Avenue      the Company                 September 1995 as a registered trader
 New York, NY 10022   and President of            on the floor of the Frankfurt Stock
 (33)                 the Eastern                 Exchange with Sputz AG and Exco-
                      European Equity             Bierbaum. In March 1997 he joined
                      Fund series since           Investmentbank Austria, Vienna, as a
                      November, 2004              Central European equity strategist. In
                                                  January 1998 Mr. Faschang moved to
                                                  Erste Bank, Vienna, as a Central
                                                  European equity strategist and sector
                                                  analyst for Russian oil stocks, with
                                                  responsibility for organizing the Erste
                                                  group's Central European research
                                                  effort. In March 2000 he was
                                                  appointed manager of Erste-
                                                  Sparinvest's Danubia Fund. In July
                                                  2001 Mr. Faschang joined Vontobel
                                                  Asset Management AG as head of
                                                  Eastern European equity management
                                                  and research, and was at the same
                                                  time appointed a Vice President of
                                                  Vontobel Asset Management, a
                                                  registered investment adviser.

                                                                                      Other
                                                                                      Directorships by
                                                                                      Directors and
                      Position(s) Number of                                           Number of
                      Held with   Funds in                                            Funds in the
                      Company and Company   Principal Occupation(s) During the        Complex
Name, Address and Age Tenure      Overseen  Past 5 Years                              Overseen
--------------------- ----------- --------- ----------------------------------        ----------------
Officers (continued):
 Peter L. Smith       Chief          N/A    Mr. Smith is Director of Compliance for         N/A
 4834 Langdrum Lane   Compliance            AmeriMutual Funds Distributor, and
 Chevy Chase,         Officer               Newfield Advisors, LLC, a registered
 MD 20815                                   broker dealer and a registered investment
 (72)                                       adviser, respectively, from 2003 to
                                            present; Senior Compliance Officer of
                                            Mutual Fund Services, FBR National
                                            Bank and Trust, from 2002 to 2003; and
                                            Senior Vice President of Operations,
                                            Administration and Compliance for the
                                            Monument Funds, a registered investment
                                            company and Principal of Monument
                                            Distributors, Inc., a registered broker-
                                            dealer from 1998 to 2001.

--------
* Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act, because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and Genomicsfund series of the Company;
   (3) he is an affiliate of another investment adviser that serves as the investment adviser to the Third Millennium Russia Fund series of the Company; (4) he owns FDCC and (5) he owns or controls several of the Company's service providers.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 will be available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the Operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT APPROVAL

      At its meeting held on October 26, 2005, the Board of Directors of the Company, including the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), unanimously approved an investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Advisor") for its initial term. In connection with this meeting, the Board requested and reviewed a variety of written materials from the Advisor regarding: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Fund and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund;
(iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. The Directors used this information, as well as other information that the Advisor and other Fund service providers may have submitted to the Board, to help them decide whether to approve the Advisory Agreement. In approving the Advisory Agreement, the Directors considered many factors, including the following:

      The nature, extent and quality of services to be provided by the Advisor. The Directors reviewed the services that the Advisor would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Directors received information concerning the investment philosophy and investment process to be applied by the Advisor in managing the Fund. In this regard, the Directors considered the Advisor's research capabilities as well as other resources available to the Advisor. The Directors also discussed with officers and portfolio managers of the Fund the investment strategy of the Fund and the type of investments that would be made on behalf of the Fund. Additionally, the Directors considered the Advisor's personnel structure, portfolio manager compensation and its positive compliance history. On this basis, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Advisor.

      Investment performance of the Fund and the Advisor. While the Fund is new and therefore has no performance history, on the basis of the Directors' assessment of the nature, extent and quality of advisory services to be provided or procured by the Advisor, the Directors concluded that the Advisor is capable of generating a level of investment performance that is appropriate in light of the Fund's investment objective, policies and strategies and competitive with many other investment companies.

      Consideration of advisory fee; Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund. Next, the Directors considered the level of advisory fees paid by the Fund and profitability of the Advisor. In reviewing the proposed investment advisory fee, the Directors considered the Advisor's profitability, noting that the Advisor currently has a negative profit margin. Based on such information, the Directors concluded that the advisory fee and the overall expense ratio of the Fund are generally consistent with industry averages and otherwise fair and reasonable in light of the services provided by the Advisor.

      The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. Although the Advisory Agreement does not provide for breakpoints in the advisory fee should Fund assets meaningfully grow, the Board concluded that the advisory fees appropriately reflect the Fund's expected size, the current economic environment of the Advisor, and the competitive nature of the investment company market. The Directors therefore concluded that they were satisfied with the fee levels under the Advisory Agreement, given that economies of scale would not likely be realized during the initial term of the Advisory Agreement and that this issue could be revisited at any time that economies of scale materialized.

      Other considerations. The Board also determined that the Advisor had made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Advisor's expense limitation and fee waiver arrangement with the Fund, which could result in the Advisor waiving a substantial amount of advisory fees for the benefit of shareholders.

      Based on the Board's deliberations and its evaluation of the information described above, the Board, including the independent Directors, unanimously:
(a) concluded that the terms of the Advisory Agreement are fair and reasonable;
(b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor will provide to the Fund; and (c) agreed to approve the Advisory Agreement for an initial term of two years.

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch Global's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free or on the web at theworldfunds.com.

                         Annual Report to Shareholders

                              EPOCH GLOBAL EQUITY
                            SHAREHOLDER YIELD FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

       For the Period December 27, 2005 (commencement of operations) to
                               December 31, 2005

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     As of the end of the period covered by the report, the Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Samuel Boyd, William E. Poist and Paul M. Dickinson) are "independent," as defined by this
Item 3.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $49,000 for 2005 and $21,000 for 2004.

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2004.

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,500 for 2005 and $2,500 for 2004.

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2005 and $0 for 2004.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant's principal accountant to the Eastern European Equity Fund; the Epoch International Small Cap Fund, the Epoch U.S. All Cap Fund; and the Epoch Global Equity Shareholder Yield Fund.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) NA

     (c)100%

     (d) NA

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2004.

     (h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

        Schedule filed under Item 1 of the Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   The World Funds, Inc.

By (Signature and Title)*:      /s/John Pasco, III
                                --------------------
                                 John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)

Date:        March 10, 2006



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*:      /s/John Pasco, III
                                -------------------
                                 John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)

Date:         March 10, 2006


By (Signature and Title)*:      /s/John Pasco, III
                                -------------------
                                 John Pasco, III
                                               Chief Financial Officer
                                (principal financial officer)

Date:         March 10, 2006


* Print the name and title of each signing officer under his or her signature.